EXECUTION VERSION

J.P. MORGAN ACCEPTANCE CORPORATION I

Depositor

WELLS FARGO BANK, NATIONAL ASSOCIATION

Master Servicer and Securities Administrator

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

___________________________

POOLING AND SERVICING AGREEMENT

Dated as of November 1, 2004

___________________________

J.P. MORGAN MORTGAGE TRUST 2004-S2

MORTGAGE PASS-THROUGH CERTIFICATES

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

11

SECTION 1.01

Definitions.

11

SECTION 1.02

Calculations Respecting Mortgage Loans.

54

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

54

SECTION 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage

Loans.

54

SECTION 2.02

Acceptance of Trust Fund by Trustee; Review of Documentation for

Trust Fund.

57

SECTION 2.03

Representations and Warranties of the Depositor.

58

SECTION 2.04

Representations and Warranties as to the Mortgage Loans.

60

SECTION 2.05

Discovery of Breach; Repurchase or Substitution of Mortgage Loans;

Representations and Warranties of Seller as to the Mortgage Loans.

61

SECTION 2.06

Grant Clause.

64

ARTICLE III THE CERTIFICATES

65

SECTION 3.01

The Certificates.

65

SECTION 3.02

Registration.

66

SECTION 3.03

Transfer and Exchange of Certificates.

67

SECTION 3.04

Cancellation of Certificates.

70

SECTION 3.05

Replacement of Certificates.

70

SECTION 3.06

Persons Deemed Owners.

71

SECTION 3.07

Temporary Certificates.

71

SECTION 3.08

Appointment of Paying Agent.

71

SECTION 3.09

Book-Entry Certificates.

72

ARTICLE IV ADMINISTRATION OF THE TRUST FUND

73

SECTION 4.01

Custodial Accounts; Distribution Account.

73

SECTION 4.02

[Reserved].

75

SECTION 4.03

[Reserved].

75

SECTION 4.04

Reports to Trustee and Certificateholders.

75

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

77

SECTION 5.01

Distributions Generally.

77

SECTION 5.02

Distributions from the Distribution Account.

77

SECTION 5.03

Allocation of Losses.

89

SECTION 5.04

Advances by Master Servicer.

93

SECTION 5.05

Compensating Interest Payments.

93

ARTICLE VI CONCERNING THE TRUSTEE AND THE SECURITIES

ADMINISTRATOR; EVENTS OF DEFAULT

93

SECTION 6.01

Duties of Trustee and the Securities Administrator.

93

SECTION 6.02

Certain Matters Affecting the Trustee and the Securities

Administrator.

96

SECTION 6.03

Trustee and Securities Administrator Not Liable for Certificates.

98

SECTION 6.04

Trustee and the Securities Administrator May Own Certificates.

98

SECTION 6.05

Eligibility Requirements for Trustee.

98

SECTION 6.06

Resignation and Removal of Trustee and the Securities Administrator.

99

SECTION 6.07

Successor Trustee and Successor Securities Administrator.

100

SECTION 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

101

SECTION 6.09

Appointment of Co-Trustee, Separate Trustee or Custodian.

101

SECTION 6.10

Authenticating Agents.

103

SECTION 6.11

Indemnification of the Trustee, the Master Servicer and the Securities

Administrator.

103

SECTION 6.12

Fees and Expenses of Securities Administrator and the Trustee.

104

SECTION 6.13

Collection of Monies.

105

SECTION 6.14

Events of Default; Trustee To Act; Appointment of Successor.

105

SECTION 6.15

Additional Remedies of Trustee Upon Event of Default.

108

SECTION 6.16

Waiver of Defaults.

109

SECTION 6.17

Notification to Holders.

109

SECTION 6.18

Directions by Certificateholders and Duties of Trustee During Event of

Default.

109

SECTION 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event

of Default.

110

SECTION 6.20

Preparation of Tax Returns and Other Reports.

110

SECTION 6.21

Determination of LIBOR.

112

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION

OF THE TRUST FUND

112

SECTION 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon

Purchase or Liquidation of All Mortgage Loans.

112

SECTION 7.02

Procedure Upon Redemption or other Termination of Trust Fund.

113

SECTION 7.03

Additional Trust Fund Termination Requirements.

113

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS

114

SECTION 8.01

Limitation on Rights of Holders.

114

SECTION 8.02

Access to List of Holders.

115

SECTION 8.03

Acts of Holders of Certificates.

116

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

BY THE MASTER SERVICER

117

SECTION 9.01

Duties of the Master Servicer; Enforcement of Servicers; and Master

Servicer’s Obligations.

117

SECTION 9.02

Assumption of Master Servicing by Trustee.

118

SECTION 9.03

Representations and Warranties of the Master Servicer.

119

SECTION 9.04

Compensation to the Master Servicer.

121

SECTION 9.05

Merger or Consolidation.

121

SECTION 9.06

Resignation of Master Servicer.

121

SECTION 9.07

Assignment or Delegation of Duties by the Master Servicer.

122

SECTION 9.08

Limitation on Liability of the Master Servicer and Others.

122

SECTION 9.09

Indemnification; Third-Party Claims.

123

ARTICLE X REMIC ADMINISTRATION

123

SECTION 10.01

REMIC Administration.

123

SECTION 10.02

Prohibited Transactions and Activities.

125

SECTION 10.03

Indemnification with Respect to Prohibited Transactions or Loss of

REMIC Status.

126

SECTION 10.04

REO Property.

126

SECTION 10.05

Fidelity.

127

ARTICLE XI MISCELLANEOUS PROVISIONS

127

SECTION 11.01

Binding Nature of Agreement; Assignment.

127

SECTION 11.02

Entire Agreement.

127

SECTION 11.03

Amendment.

127

SECTION 11.04

Voting Rights.

129

SECTION 11.05

Provision of Information.

129

SECTION 11.06

Governing Law.

129

SECTION 11.07

Notices.

129

SECTION 11.08

Severability of Provisions.

130

SECTION 11.09

Indulgences; No Waivers.

130

SECTION 11.10

Headings Not To Affect Interpretation.

130

SECTION 11.11

Benefits of Agreement.

130

SECTION 11.12

Special Notices to the Rating Agencies.

131

SECTION 11.13

Conflicts.

132

SECTION 11.14

Counterparts.

132

SECTION 11.15

No Petitions.

132

ATTACHMENTS

Exhibit A

Forms of Certificates

Exhibit B

Form of Residual Certificate Transfer Affidavit (Transferee)

Exhibit C

Form of Residual Certificate Transfer Affidavit (Transferor)

Exhibit D

[Reserved]

Exhibit E

List of Purchase and Servicing Agreements

Exhibit F

List of Custodial Agreements

Exhibit G

List of Limited Purpose Surety Bonds

Exhibit H

Form of Rule 144A Transfer Certificate

Exhibit I

Form of Purchaser’s Letter for Institutional Accredited Investors

Exhibit J

Form of ERISA Transfer Affidavit

Exhibit K

Form of Letter of Representations with the Depository Trust Company

Exhibit L

Form of Custodian Certification

Exhibit M

Form of Independent Accountant’s Report

Schedule A

Mortgage Loan Schedule

This POOLING AND SERVICING AGREEMENT, dated as of November 1, 2004 (the “Agreement”), by and among J.P. MORGAN ACCEPTANCE CORPORATION I, a Delaware corporation, as depositor (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), and acknowledged by J.P. MORGAN MORTGAGE ACQUISITION CORP., a Delaware corporation, as seller (the “Seller”), for purposes of Section 2.05.

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund.  All covenants and agreements made by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Trustee, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC”, the “Middle-Tier REMIC” and the “Upper-Tier REMIC”). Each Certificate, other than the Class A-R Certificate, shall represent ownership of one or more regular interests in the Upper-Tier REMIC for purposes of the REMIC Provisions.  The Class A-R Certificate represents ownership of the sole class of residual interest in each REMIC created hereunder.  The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Middle Tier REMIC Interests (other than the Class MT-R Interest).

The Middle-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier REMIC Interests (other than the Class LT-R Interest).  The Lower-Tier REMIC shall hold as assets all property of the Trust Fund other than the interests in another REMIC formed hereby.  Each Middle-Tier REMIC Interest (other than the Class MT-R Interest) is hereby designated as a regular interest in the Middle-Tier REMIC.  Each Lower-Tier REMIC Interest (other than the Class LT-R Interest) is hereby designated as a regular interest in the Lower-Tier REMIC.  The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

The Lower-Tier REMIC

The Lower Tier Interests shall have the class designations, initial principal amounts, interest rates and corresponding Pool or Class of Certificates as set forth in the following table:

Class Designation	Initial Principal Amount	Certificate Interest Rate	Corresponding Subgroup, Pool Or Class of Certificates
LT-SG1-A (0.9% of SP Subgroup 1-1)	(1)	4.50%	1-1
LT-SG1-B (0.1% of SP Subgroup 1-1)	(1)	4.50%	1-1
LT-SG1-C (Excess of Subgroup 1-1)	(1)	4.50%	1-1
LT-SG2-A (0.9% of SP Subgroup 1-2)	(1)	4.75%	1-2
LT-SG2-B (0.1% of SP Subgroup 1-2)	(1)	4.75%	1-2
LT-SG2-C (Excess of Subgroup 1-2)	(1)	4.75%	1-2
LT-SG3-A (0.9% of SP Subgroup 1-3)	(1)	7.50%	1-3
LT-SG3-B (0.1% of SP Subgroup 1-3)	(1)	7.50%	1-3
LT-SG3-C (Excess of Subgroup 1-3)	(1)	7.50%	1-3
LT-1-A-P	(5)	0.00%	1-A-P
LT-SG4-A (0.9% of SP Subgroup 2-1)	(1)	5.50%	2-1
LT-SG4-B (0.1% of SP Subgroup 2-1)	(1)	5.50%	2-1
LG-SG4-C (Excess of Subgroup 2-1)	(1)	5.50%	2-1
LT-SG5-A (0.9% of SP Subgroup 2-2)	(1)	5.75%	2-2
LT-SG5-B (0.1% of SP Subgroup 2-2)	(1)	5.75%	2-2
LT-SG5-C (Excess of Subgroup 2-2)	(1)	5.75%	2-2
LT-SG6-A (0.9% of SP Subgroup 2-3)	(1)	7.50%	2-3
LT-SG6-B (0.1% of SP Subgroup 2-3)	(1)	7.50%	2-3
LT-SG6-C (Excess of Subgroup 2-3)	(1)	7.50%	2-3
LT-2-A-P	(5)	0.00%	2-A-P
LT-A-3 (0.9% of SP Group 3)	(1)	5.50%	3
LT-B-3 (0.1% of SP Group 3)	(1)	5.50%	3
LT-C-3 (Excess of Group 3)	(1)	5.50%	3
LT-3-A-X	(2)	5.50%	3-A-X
LT-3-A-P	(5)	0.00%	3-A-P
LT-SG7-A (0.9% of SP Subgroup 4-1)	(1)	5.50%	4-1
LT-SG7-B (0.1% of SP Subgroup 4-1)	(1)	5.50%	4-1
LT-SG7-C (Excess of Subgroup 4-1)	(1)	5.50%	4-1
LT-SG8-A (0.9% of SP Subgroup 4-2)	(1)	6.00%	4-2
LT-SG8-B (0.1% of SP Subgroup 4-2)	(1)	6.00%	4-2
LT-SG8-C (Excess of Subgroup 4-2)	(1)	6.00%	4-2
LT-SG9-A (0.9% of SP Subgroup 4-3)	(1)	6.50%	4-3
LT-SG9-B (0.1% of SP Subgroup 4-3)	(1)	6.50%	4-3
LT-SG9-C (Excess of Subgroup 4-3)	(1)	6.50%	4-3
LT-SG10-A (0.9% of SP Subgroup 4-4)	(1)	7.50%	4-4
LT-SG10-B (0.1% of SP Subgroup 4-4)	(1)	7.50%	4-4
LT-SG10-C (Excess of Subgroup 4-4)	(1)	7.50%	4-4
LT-4-A-X	(3)	7.50%	4-A-X
LT-4-A-P	(5)	0.00%	4-A-P
LT-A-5 (0.9% of SP Group 5)	(1)	5.50%	5
LT-B-5(0.1% of SP Group 5)	(1)	5.50%	5
LT-C-5 (Excess of Group 5)	(1)	5.50%	5
LT-5-A-X	(4)	5.50%	5-A-X
LT-5-A-P	(5)	0.00%	5-A-P
LT-A-6 (0.9% of SP Group 6)	(1)	6.00%	6
LT-B-6 (0.1% of SP Group 6)	(1)	6.00%	6
LT-C-6 (Excess of Group 6)	(1)	6.00%	6
LT-6-A-X	(6)	6.00%	6-A-X
LT-6-A-P	(5)	6.00%	6-A-P
LT-R	(7)	(7)	N/A

_______________

(1)

Each Class A Interest will have a principal balance initially equal to 0.9% of the Pool Subordinate Amount (“SP”) or Subgroup Subordinate Amount, as applicable, of its corresponding Pool or Subgroup, as applicable.  Each Class B Interest will have a principal balance initially equal to 0.1% of the Pool Subordinate Amount or Subgroup Subordinate Amount, as applicable, of its corresponding Pool or Subgroup, as applicable. The initial principal balance of each Class C Interest will equal the excess of the initial aggregate principal balance of its corresponding Pool or Subgroup, as applicable (less the initial principal balance of any principal-only interest in the Lower-Tier REMIC payable from such Pool or Subgroup) over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Pool or Subgroup, as applicable.

(2)

This interest shall be an interest-only regular interest and shall bear interest on its notional principal, which shall be equal at all times to the Class Notional Amount of the Class 3-A-X Certificates.

(3)

This interest shall be an interest-only regular interest and shall bear interest on its notional principal, which shall be equal at all times to the Class Notional Amount of the Class 4-A-X Certificates.

(4)

This interest shall be an interest-only regular interest and shall bear interest on its notional principal, which shall be equal at all times to the Class Notional Amount of the Class 5-A-X Certificates.

(5)

This Lower Tier Interest shall have an initial principal balance equal to the initial principal balance of its Corresponding Class of Certificates.

(6)

This interest shall be an interest-only regular interest and shall bear interest on its notional principal amount, which shall be equal to at all times the Class Notional Amount of the Class 6-A-X Certificates.

(7)

The Class LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC. It has no principal balance and pays no principal or interest.

On each Distribution Date, the Available Funds shall be distributed with respect to the Lower Tier Interests in the following manner:

(1)

Interest. Interest shall be distributed with respect to each Lower-Tier Interest at the rate, or according to the formulas, described above;

(2)

Principal if no Cross-Over Situation Exists. If no Cross-Over Situation exists with respect to any Class of Interests, then Principal Amounts arising with respect to each Pool or Subgroup, as applicable, will be allocated: first to cause the Pool's or Subgroup’s, as applicable, corresponding Class A and Class B to equal, respectively, 0.9% of the Pool Subordinate Amount or Subgroup Subordinate Amount, as applicable, (“SP”) and 0.1% of the SP; and second to the Pool's or Subgroup’s, as applicable, corresponding Class C Interest;

(3)

Principal if a Cross-Over Situation Exists. If a Cross-Over Situation exists with respect to the Class A and Class B Interests then:

(a)

if the Calculation Rate in respect of the outstanding Class A and Class B Interests relating to a Group of Subordinate Certificates would be less than the Certificate Interest Rate of such Group of Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other Principal Distributions from each such Pool or Subgroup, as applicable; and

(b)

if the Calculation Rate in respect of the outstanding Class A and Class B Interests would be greater than the Certificate Interest Rate of such Group of Subordinate Certificates, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other Principal Distributions from each such Pool or Subgroup, as applicable.

In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests relating to a Group of Subordinate Certificates to equal the Certificate Interest Rate of such Group or Subordinate Certificates. With respect to each Pool or Subgroup, as applicable, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Remittance Amount received during the Due Period and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Pool's or Subgroup’s, as applicable, other Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

(c)

The outstanding aggregate Class A and Class B Interests for all Pools and Subgroups will not be reduced below 1 percent of the excess of (i) the aggregate outstanding Class Principal Amounts of all Pools and Subgroups as of the end of any Due Period over (ii) the Senior Certificates for all Pools and Subgroups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

(d)

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Pool or Subgroup, as applicable, and if the Pool's or Subgroup’s, as applicable, Class C Interest has already been reduced to zero, then the excess principal from that Pool or Subgroup, as applicable, will be paid to the Class C Interests of the other Pool or Subgroup, as applicable, the aggregate Class A and Class B Interests of which are less than one percent of the Pool Subordinated Amount or Subgroup Subordinate Amount, as applicable. If the Pool or Subgroup, as applicable, of the Class C Interest that receives such payment has a weighted average Net Mortgage Rate below the weighted average Net Mortgage Rate of the Pool making the payment, then the payment will be treated by the Lower-Tier REMIC as a Realized Loss. Conversely, if the Pool or Subgroup, as applicable, of the Class C Interest that receives such payment has a weighted average Net Mortgage Rate above the weighted average Net Mortgage Rate of the Pool or Subgroup, as applicable, making the payment, then the payment will be treated by the Lower-Tier REMIC as a reimbursement for prior Realized Losses.

The Middle-Tier REMIC

The Middle-Tier REMIC Regular Interests will have the initial principal amounts, pass-through rates and Corresponding Certificate Class as set forth in the following table:

Class	Initial Principal Amount	Pass-Through Rate	Corresponding Certificates
MT-1-A-1	(1)	4.50%	1-A-1
MT-1-A-2	(1)	4.50%	1-A-2
MT-1-A-3	(1)	4.75%	1-A-3
MT-1-A-4	(1)	4.75%	1-A-4
MT-1-A-5	(1)	4.75%	1-A-5
MT-1-A-6	(1)	4.75%	1-A-6
MT-1-A-7	(1)	4.75%	1-A-7
MT-1-A-8	(1)	7.50%	1-A-8, 1-A-9
MT-1-A-P	(1)	0.00%	1-A-P
MT-2-A-1	(1)	5.50%	2-A-1, 2-A-2
MT-2-A-3	(1)	5.50%	2-A-3
MT-2-A-4	(1)	5.50%	2-A-4
MT-2-A-5	(1)	5.75%	2-A-5
MT-2-A-6	(1)	5.25%	2-A-6
MT-2-A-7	(1)	5.25%	2-A-7
MT-2-A-8	(1)	5.25%	2-A-8
MT-2-A-9	(1)	7.00%	2-A-9, 2-A-10
MT-2-A-11	(1)	5.75%	2-A-11
MT-2-A-12	(1)	5.75%	2-A-12
MT-2-A-13	(1)	7.50%	2-A13, 2-A-14
MT-2-A-P	(1)	0.00%	2-A-P
MT-3-A-1	(1)	5.50%	3-A-1
MT-3-A-P	(1)	0.00%	3-A-P
MT-3-A-X	(2)	5.50%	3-A-X
MT-4-A-1	(1)	7.50%	4-A-1, 4-A-2
MT-4-A-3	(1)	7.50%	4-A-3
MT-4-A-4	(1)	5.50%	4-A-4
MT-4-A-5	(1)	6.00%	4-A-5
MT-4-A-6	(1)	6.50%	4-A-6
MT-4-A-P	(1)	0.00%	4-A-P
MT-4-A-X	(2)	7.50%	4-A-X
MT-5-A-1	(1)	5.50%	5-A-1
MT-5-A-P	(1)	0.00%	5-A-P
MT-5-A-X	(2)	5.50%	5-A-X
MT-6-A-1	(1)	6.00%	6-A-1
MT-6-A-P	(1)	0.00%	6-A-P
MT-6-A-X	(2)	6.00%	6-A-X
MT-1B-1	(1)	(3)	1-B-1
MT-1B-2	(1)	(3)	1-B-2
MT-1B-3	(1)	(3)	1-B-3
MT-1B-4	(1)	(3)	1-B-4
MT-1B-5	(1)	(3)	1-B-5
MT-1B-6	(1)	(3)	1-B-6
MT-2B-1	(1)	(4)	2-B-1
MT-2B-2	(1)	(4)	2-B-2
MT-2B-3	(1)	(4)	2-B-3
MT-2B-4	(1)	(4)	2-B-4
MT-2B-5	(1)	(4)	2-B-5
MT-2B-6	(1)	(4)	2-B-6
MT-3B-1	(1)	(5)	3-B-1
MT-3B-2	(1)	(5)	3-B-2
MT-3B-3	(1)	(5)	3-B-3
MT-3B-4	(1)	(5)	3-B-4
MT-3B-5	(1)	(5)	3-B-5
MT-3B-6	(1)	(5)	3-B-6
MT-1-AR	(1)	5.50%	AR
MT-R	(6)	(6)	N/A

(1)

This Middle-Tier REMIC Interest shall have an initial principal balance equal to the initial principal balance of its Corresponding Class of Certificates.

(2)

This Middle-Tier REMIC Interest shall be an interest-only regular interest and shall bear interest on its notional principal amount, which shall equal the notional principal balance of its Corresponding Class of Certificates.

(3)

This Middle-Tier REMIC Interest shall bear interest at the same rate as its Corresponding Class of Certificates.  For federal income tax purposes, the pass through rate will be the Calculation Rate with respect to the Group 1B Certificates.

(4)

This Middle-Tier REMIC Interest shall bear interest at the same rate as its Corresponding Class of Certificates.  For federal income tax purposes, the pass through rate will be the Calculation Rate with respect to the Group 2B Certificates.

(5)

This Middle-Tier Interest shall bear interest at the same rate as its Corresponding Class of Certificates.  For federal income tax purposes, the pass-through rate will be the Calculation Rate with respect to the Class 3B Certificates.

(6)

The Class MT-R Interest is the sole class of residual interest in the Middle-Tier REMIC. It has no principal balance and pays no principal or interest.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount	Minimum Denominations or Percentage Interest
1-A-1	4.50%	$15,064,700	$ 25,000.00
1-A-2	4.50%	$3,766,200	$ 25,000.00
1-A-3	4.75%	$125,000,000	$ 25,000.00
1-A-4	4.75%	$30,344,100	$ 25,000.00
1-A-5	4.75%	$10,000,000	$ 25,000.00
1-A-6	4.75%	$593,300	$ 25,000.00
1-A-7	4.75%	$20,154,800	$ 25,000.00
1-A-8	(1)	$24,725,300	$ 25,000.00
1-A-9	(2)	(3)	$ 25,000.00
1-A-P	(4)	$43,910	$ 25,000.00
2-A-1	5.25%	33,754,000	$ 25,000.00
2-A-2	5.50%	(5)	$ 25,000.00
2-A-3	5.50%	$13,502,700	$ 25,000.00
2-A-4	5.50%	$2,000,000	$ 25,000.00
2-A-5	5.75%	$16,655,200	$ 25,000.00
2-A-6	5.25%	$25,253,600	$ 25,000.00
2-A-7	5.25%	$50,000,000	$ 25,000.00
2-A-8	5.25%	$11,969,300	$ 25,000.00
2-A-9	(6)	$34,889,100	$ 25,000.00
2-A-10	(7)	(8)	$ 25,000.00
2-A-11	5.75%	$6,466,700	$ 25,000.00
2-A-12	5.75%	$16,655,200	$ 25,000.00
2-A-13	(9)	$21,557,400	$ 25,000.00
2-A-14	(10)	(11)	$ 25,000.00
2-A-P	(4)	$855,051	$ 25,000.00
3-A-1	5.50%	$8,055,966	$ 25,000.00
3-A-P	(4)	$233,976	$ 25,000.00
3-A-X	5.50%	(12)	$ 25,000.00
4-A-1	(13)	$33,411,975	$ 25,000.00
4-A-2	(14)	(15)	$ 25,000.00
4-A-3	7.50%	$1,758,525	$ 25,000.00
4-A-4	5.50%	$5,755,790	$ 25,000.00
4-A-5	6.00%	$108,103,700	$ 25,000.00
4-A-6	6.50%	$87,415,400	$ 25,000.00
4-A-P	(4)	$11,288	$ 25,000.00
4-A-X	7.50%	(12)	$ 25,000.00
5-A-1	5.50%	$41,546,580	$ 25,000.00
5-A-P	(4)	$394,945	$ 25,000.00
5-A-X	5.50%	(12)	$ 25,000.00
6-A-1	6.00%	$49,319,700	$ 25,000.00
6-A-P	(4)	$255,878	$ 25,000.00
6-A-X	6.00%	(12)	$ 25,000.00
A-R	5.50%	$100	100%
1-B-1	(16)	$1,165,000	$ 25,000.00
1-B-2	(16)	$931,800	$ 25,000.00
1-B-3	(16)	$465,900	$ 25,000.00
1-B-4	(16)	$209,600	$ 100,000.00
1-B-5	(16)	$139,800	$ 100,000.00
1-B-6	(16)	$349,493	$ 100,000.00
2-B-1	(17)	$2,612,500	$ 25,000.00
2-B-2	(17)	$1,866,100	$ 25,000.00
2-B-3	(17)	$995,300	$ 25,000.00
2-B-4	(17)	$497,600	$ 100,000.00
2-B-5	(17)	$248,800	$ 100,000.00
2-B-6	(17)	$746,563	$ 100,000.00
3-B-1	(18)	$5,893,900	$ 25,000.00
3-B-2	(18)	$4,333,700	$ 25,000.00
3-B-3	(18)	$2,426,800	$ 25,000.00
3-B-4	(18)	$3,293,600	$ 100,000.00
3-B-5	(18)	$1,040,100	$ 100,000.00
3-B-6	(18)	$1,733,611	$ 100,000.00

_______________

(1)

The initial per annum Certificate Interest Rate on the Class 1-A-8 Certificates is 2.48% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to LIBOR plus 0.35%, but no more than 7.50% per annum.

(2)

The initial Certificate Interest Rate on the Class 1-A-9 Certificates is 5.02% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to 7.15% minus LIBOR, but not less than 0.000% per annum.

(3)

The Class 1-A-9 Certificates will not receive any distributions of principal.  Interest will accrue on the Class 1-A-9 Notional Amount.

(4)

These Certificates will not receive any distributions of interest.

(5)

The Class 2-A-2 Certificates will not receive any distributions of principal.  Interest on these certificates will accrue on the Class 2-A-2 Notional Amount.

(6)

The initial per annum Certificate Interest Rate on the Class 2-A-9 Certificates is 2.53% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to LIBOR plus 0.40%, but no more than 7.00% per annum.

(7)

The initial Certificate Interest Rate on the Class 2-A-10 Certificates is 4.47% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to 6.60% minus LIBOR, but not less than 0.000% per annum.

(8)

The Class 2-A-10 Certificates will not receive any distributions of principal.  Interest will accrue on the Class 2-A-10 Notional Amount.

(9)

The initial per annum Certificate Interest Rate on the Class 2-A-13 Certificates is 2.53% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to LIBOR plus 0.40%, but no more than 7.50% per annum.

(10)

The initial Certificate Interest Rate on the Class 2-A-14 Certificates is 4.97% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to 7.10% minus LIBOR, but not less than 0.000% per annum.

(11)

The Class 2-A-14 Certificates will not receive any distributions of principal.  Interest will accrue on the Class 2-A-14 Notional Amount.

(12)

Interest will accrue on the related Class Notional Amount.

(13)

The initial per annum Certificate Interest Rate on the Class 4-A-1 Certificates is 2.53% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to LIBOR plus 0.40%, but no more than 7.50% per annum.

(14)

The initial Certificate Interest Rate on the Class 4-A-2 Certificates is 4.97% per annum.  After the first Distribution Date, the per annum Certificate Interest Rate on these Certificates will be equal to 7.10% minus LIBOR, but not less than 0.000% per annum.

(15)

The Class 4-A-2 Certificates will not receive any distributions of principal.  Interest will accrue on the Class 4-A-2 Notional Amount.

(16)

The Certificate Interest Rate for the first Distribution Date for the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates is 5.0255% per annum.  After the first Distribution Date, the Certificate Interest Rate on these Certificates will be a per annum rate equal to the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 4.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 1-1 for that Distribution Date, (ii) the product of (x) 4.75% and (y) the Subgroup Subordinate Amount relating to Subgroup 1-2 for that Distribution Date and (iii) the product of (x) 7.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 1-3 for that Distribution Date, divided by (b) the aggregate of Subgroup Subordinate Amount relating to Subgroup 1-1, the Subgroup Subordinate Amount relating to Subgroup 1-2 and the Subgroup Subordinate Amount relating to Subgroup 1-3 for that Distribution Date.

(17)

The Certificate Interest Rate for the first Distribution Date for the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates is 5.8456% per annum.  After the first Distribution Date, the Certificate Interest Rate on these Certificates will be a per annum rate equal to the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 5.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 2-1 for that Distribution Date, (ii) the product of (x) 5.75% and (y) the Subgroup Subordinate Amount relating to Subgroup 2-2 for that Distribution Date, (iii) the product of (x) 7.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 2-3 for that Distribution Date and (iv) the product of (x) 5.50% and (y) the Pool 3 Subordinate Amount for that Distribution Date, divided by (b) the aggregate of Subgroup Subordinate Amount relating to Subgroup 2-1, the Subgroup Subordinate Amount relating to Subgroup 2-2, the Subgroup Subordinate Amount relating to Subgroup 2-3 and the Pool 3 Subordinate Amount for that Distribution Date.

(18)

The Certificate Interest Rate for the first Distribution Date for the Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates is 6.2214% per annum.  After the first Distribution Date, the Certificate Interest Rate on these Certificates will be a per annum rate equal to the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 5.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 4-1 for that Distribution Date, (ii) the product of (x) 6.00% and (y) the Subgroup Subordinate Amount relating to Subgroup 4-2 for that Distribution Date, (iii) the product of (x) 6.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 4-3 for that Distribution Date, (iv) the product of (x) 7.50% and (y) the Subgroup Subordinate Amount relating to Subgroup 4-4 for that Distribution Date, (v) the product of (x) 5.50% and (y) the Pool 5 Subordinate Amount for that Distribution Date and (vi) the product of (x) 6.00% and (y) the Pool 6 Subordinate Amount for that Distribution Date, divided by (b) the aggregate of Subgroup Subordinate Amount relating to Subgroup 4-1, the Subgroup Subordinate Amount relating to Subgroup 4-2, the Subgroup Subordinate Amount relating to Subgroup 4-3,  the Subgroup Subordinate Amount relating to Subgroup 4-4, the Pool 5 Subordinate Amount and the Pool 6 Subordinate Amount for that Distribution Date.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $828,464,553.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the Trustee will resolve ambiguities to accomplish such result and will to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of Counsel) to accomplish such intention.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01

Definitions.

The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accrual Period: With respect to any Distribution Date and any Class of Certificates, other than the LIBOR Certificates, the calendar month preceding the month in which the Distribution Date occurs and with respect to the LIBOR Certificates, the period from and including the 25th day of the month immediately preceding the related Distribution Date to and including the 24th day of the month of such Distribution Date.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated as of November 1, 2004, assigning rights under the Purchase and Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders.

Act: The Securities Act of 1933, as amended.

Advance: With respect to any Distribution Date and any Mortgage Loan, the payments required to be made by the Servicer of such Mortgage Loan or, if the applicable Servicer fails to make such payments, the Master Servicer, pursuant to this Agreement or the applicable Purchase and Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the applicable Servicer has determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Expense Rate: With respect to any Mortgage Loan, the Servicing Fee Rate.

Aggregate Pool: Either (a) Pool 1, (b) Pool 2 and Pool 3 in the aggregate or (c) Pool 4, Pool 5 and Pool 6 in the aggregate, as the context requires.

Aggregate Subordinate Percentage: Either the Group 1B Aggregate Subordinate Percentage, the Group 2B Aggregate Subordinate Percentage or the Group 3B Aggregate Subordinate Percentage, as the context requires.

Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (and when such term is used with respect to a particular Mortgage Group, the aggregate of the Stated Principal Balances of the Mortgage Loans or Mortgage Components, as applicable, in such Mortgage Group) which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage: As to any Class of Group 1B, Group 2B or Group 3B Certificates and any Distribution Date, the sum of the related Class Subordination Percentage of such Class and of all Classes of Group 1B, Group 2B or Group 3B Certificates, as applicable, that rank lower in priority than such Class.

Apportioned Principal Balance: As to any Distribution Date and each Class of (i) Group 1B Certificates, the Class Principal Amount thereof immediately prior to that Distribution Date multiplied by a fraction the numerator of which is the applicable Subgroup Subordinate Amount for that Distribution Date and the denominator of which is the sum of the Subgroup 1-1, Subgroup 1-2 and Subgroup 1-3 Subgroup Subordinate Amounts (in the aggregate) for that Distribution Date, (ii) Group 2B Certificates, the Class Principal Amount thereof immediately prior to that Distribution Date multiplied by a fraction the numerator of which is the applicable Pool Subordinate Amount for that Distribution Date and the denominator of which is the sum of the Pool 2 Subordinate Amount and Pool 3 Pool Subordinate Amount (in the aggregate) for that Distribution Date and (iii) Group 3B Certificates, the Class Principal Amount thereof immediately prior to that Distribution Date multiplied by a fraction the numerator of which is the applicable Pool Subordinate Amount for that Distribution Date and the denominator of which is the sum of the Pool 4, Pool 5 and Pool 6 Pool Subordinate Amounts (in the aggregate) for that Distribution Date.

Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

Assignment: The Assignments, each dated as of November 1, 2004 between the Seller and the Custodian, pursuant to which the Seller assigns to the Trustee all of its rights, title and interest under the Custodial Agreements to the extent relating to certain specified mortgage loans.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that neither the Trustee nor the Custodian shall be responsible for determining whether any such assignment is in recordable form.

Assignment of Proprietary Lease: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

Assignment of Recognition Agreement: With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The Authenticating Agent shall be Wells Fargo Bank, N.A. for so long as it is acting as Securities Administrator under this Agreement.

Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount: With respect to any Distribution Date and (a) each Pool, the total amount of all cash received from each Servicer on the Mortgage Loans in such Pool for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Servicing Fees) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries, in each case for such Distribution Date, (3) all Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans and (5) the aggregate Purchase Price of all Defective Mortgage Loans in such Pool purchased from the Trust Fund during the related Prepayment Period, minus:

(A)

with respect to the Mortgage Loans in that Pool (or, if not related to the Pool, that Pool’s pro rata share of) all related fees, charges and other amounts payable or reimbursable to the Master Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement or to the related Servicer under the applicable Purchase and Servicing Agreement;

(B)

in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicer in connection with a liquidation or foreclosure and any unreimbursed Advances or Servicing Advances due to the Master Servicer or the related Servicer;

(C)

any related unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers; and

(D)

in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period;

and (b) each Subgroup, an amount equal to the portion of the Available Distribution Account for Pool 1, Pool 2 or Pool 4 that is allocable to that Subgroup.

Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

Bankruptcy Coverage Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss: With respect to any Mortgage Loan or Mortgage Component, as applicable, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the related Servicer has notified the Master Servicer in writing that the related Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the related Servicer or by the Master Servicer if such Servicer fails to do so, in either case without giving effect to any Debt Service Reduction or Deficient Valuation, as reported by the related Servicer or the Master Servicer to the Securities Administrator.

Bankruptcy Loss Coverage Amount: As of any date of determination and the Group 1B, Group 2B and Group 3B Certificates, the related Bankruptcy Loss Coverage Amount shall equal the applicable Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group 1B, Group 2B or Group 3B Certificates, as applicable, since the Cut-off Date and (ii) any permissible reductions in such Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Certificates rated by it.

Book-Entry Certificates: Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, all Classes of Certificates constitute Book-Entry Certificates, other than the Class A-R Certificates.

Book-Entry Termination: The occurrence of any of the following events: (i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor; or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency.

Bring-Down Date:  With respect to any CMMC Mortgage Loan, the date as of which CMMC makes the representations and warranties with respect to such CMMC Mortgage Loan and as specified in the related Purchase and Servicing Agreement.  With respect to any Harris Trust Mortgage Loan, the date as of which Harris Trust makes the representations and warranties with respect to such Harris Trust Mortgage Loan and as specified in the related Purchase and Servicing Agreement.  With respect to any Cendant Mortgage Loan, the date as of which Cendant makes the representations and warranties with respect to such Cendant Mortgage Loan and as specified in the related Purchase and Servicing Agreement.  With respect to any National City Mortgage Loan, the date as of which National City makes the representations and warranties with respect to such National City Mortgage Loan and as specified in the related Purchase and Servicing Agreement.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

Calculation Rate: For each Distribution Date and the Class 1B, Class 2B or Class 3B Certificates, in the case of the Class A and Class B Interests in the Lower-Tier REMIC, the product of (i) 10 and (ii) the weighted average rate of the outstanding related Class A and Class B Interests, treating each such Class A Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

Cendant: Cendant Mortgage Corporation or its successors in interest.

Cendant Mortgage Loan: Each Mortgage Loan originated by Cendant Mortgage Corporation and listed on the Mortgage Loan Schedule.

Cendant Purchase and Servicing Agreement: Each Flow Mortgage Loan Purchase, Warranties and Servicing Agreements between the Seller and Cendant Mortgage Corporation, listed in Exhibit E hereto.

Certificate: Any one of the certificates signed by the Trustee, or the Securities Administrator on the Trustee’s behalf, and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Group: Each of the Subgroup 1-1 Certificates, Subgroup 1-2 Certificates, Subgroup 1-3 Certificates, Subgroup 2-1 Certificates, Subgroup 2-2 Certificates, Subgroup 2-3 Certificates, Class 3A Certificates, Subgroup 4-1 Certificates, Subgroup 4-2 Certificates, Subgroup 4-3 Certificates, Subgroup 4-4 Certificates, Class 5A Certificates and Class 6A Certificates.

Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement hereto.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount: With respect to any Certificate (other than an Interest-Only Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, (A) plus any Subsequent Recoveries added to the Certificate Principal Amount of such Certificate pursuant to Section 5.03 and, in the case of any Class 2-A-4 Certificates, the portion of all prior Class 2-A-4 Accrual Amounts allocated to that Certificate; (B) minus (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) all Realized Losses allocated to such Certificate; and (iii) in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificates.  For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date.  Interest-Only Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.  Wells Fargo Bank, N.A. will act as Certificate Registrar for so long as it is the Securities Administrator under this Agreement.

Certificateholder: The meaning provided in the definition of “Holder.”

Civil Relief Act: The Servicemembers Civil Relief Act and any similar state laws.

Class: Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.  In the case of the Middle-Tier REMIC, the term “Class” refers to all Middle-Tier Interests having the same alphanumerical designation.

Class A-R Certificate: The Class A-R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in each REMIC formed hereby.

Class 1-A-9 Notional Amount: As any Distribution Date and the Class 1-A-9 Certificates, is the Class Principal Amount of the Class 1-A-8 Certificates immediately prior to that Distribution Date.

Class 1A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9 and Class 1-A-P Certificates.

Class 2-A-2 Notional Amount:  For any Distribution Date and the Class 2-A-2 Certificates, the product of: (x) the Class Principal Amount of the Class 2-A-1 Certificates immediately prior to that Distribution Date and (y) a fraction, the numerator of which is 0.25 and the denominator of which is 5.50.

Class 2-A-4 Accretion Termination Date: The earlier to occur of (x) the Distribution Date on which the aggregate Class Principal Amount of the Class 2-A-1 and Class 2-A-3 Certificates has been reduced to zero; and (y) the Distribution Date on which the aggregate Class Principal Amount of the Group 2-B Certificates has been reduced to zero.

Class 2-A-4 Accrual Amount: With respect to any Distribution Date on or before the Class 2-A-4 Accretion Termination Date, an amount equal to accrued interest that would otherwise be distributable in respect of interest on the Class 2-A-4 Certificates on that Distribution Date.

Class 2-A-5 Priority Amount: With respect to the Class 2-A-5 Certificates and any Distribution Date, is equal to the product of (a) the Class 2-A-5 Priority Percentage, (b) the Stepdown Percentage and (c) the related Senior Principal Distribution Amount for such Distribution Date.

Class 2-A-5 Priority Percentage: With respect to any Distribution Date will equal the Class Principal Amount of the Class 2-A-5 Certificates divided by the aggregate Class Principal Amount of the Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-11 and Class 2-A-12 Certificates, in each case immediately prior to any distributions on that Distribution Date.

Class 2-A-10 Notional Amount: As any Distribution Date and the Class 2-A-10 Certificates, is the Class Principal Amount of the Class 2-A-9 Certificates immediately prior to that Distribution Date.

Class 2-A-14 Notional Amount: As any Distribution Date and the Class 2-A-14 Certificates, is the Class Principal Amount of the Class 2-A-13 Certificates immediately prior to that Distribution Date.

Class 2A Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-P and Class A-R Certificates.

Class 3A Certificates: The Class 3-A-1, Class 3-A-X and Class 3-A-P Certificates.

Class 3-A-X Notional Amount: As to any Distribution Date and the Class 3-A-X Certificates, the product of: (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to scheduled payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut-off Date of the Premium Rate Mortgage Loans in Pool 3; and (y) a fraction, the numerator of which is the weighted average of the related Stripped Interest Rates for the Premium Rate Mortgage Loans in Pool 3 and the denominator of which is 5.50%.

Class 4-A-2 Notional Amount: As any Distribution Date and the Class 4-A-2 Certificates, is the Class Principal Amount of the Class 4-A-1 Certificates immediately prior to that Distribution Date.

Class 4A Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-P and Class 4-A-X Certificates.

Class 4-A-X Notional Amount: with respect to any Distribution Date and the Class 4-A-X Certificates is the product of: (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to Scheduled Payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut off Date, of the Premium Rate Mortgage Loans in Subgroup 4-4; and (y) a fraction, the numerator of which is the weighted average of the related Stripped Interest Rates for the Premium Rate Mortgage Loans in Subgroup 4-4 and the denominator of which is 7.50%.

Class 5A Certificates: The Class 5-A-1, Class 5-A-X and Class 5-A-P Certificates

Class 5-A-X Notional Amount: As to any Distribution Date and the Class 5-A-X Certificates, the product of: (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to Scheduled Payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut off Date of the Premium Rate Mortgage Loans in Pool 5; and (y) a fraction, the numerator of which is the weighted average of the related Stripped Interest Rates for the Premium Rate Mortgage Loans in Pool 5 and the denominator of which is 5.50%.

Class 6A Certificates: The Class 6-A-1, Class 6-A-X and Class 6-A-P Certificates

Class 6-A-X Notional Amount: As to any Distribution Date and the Class 6-A-X Certificates, the product of: (x) the aggregate Stated Principal Balance, as of the second preceding Due Date after giving effect to Scheduled Payments for that Due Date, whether or not received, or for the initial Distribution Date, as of the Cut off Date of the Premium Rate Mortgage Loans in Pool 6; and (y) a fraction, the numerator of which is the weighted average of the related Stripped Interest Rates for the Premium Rate Mortgage Loans in Pool 6 and the denominator of which is 6.00%.

Class AP Principal Distribution Amount: With respect to each Distribution Date and Subgroup 1-1, Subgroup 2-1, Pool 3, Subgroup 4-1, Pool 5 and Pool 6, is equal to the sum of the applicable Class P Fraction of the sum of (a) each Scheduled Payment of principal collected or advanced on the related Class P Mortgage Loans or Class P Mortgage Components, as applicable, in the related Mortgage Group (before taking into account any Deficient Valuations or Debt Service Reductions) and due during the related Due Period, (b) that portion of the Purchase Price representing principal of any Class P Mortgage Loans or Class P Mortgage Components, as applicable, in such Mortgage Group purchased in accordance with this Agreement or a Purchase and Servicing Agreement hereof and received during the related Prepayment Period, (c) the principal portion of any related Substitution Amount received during the related Prepayment Period on any Class P Mortgage Loans or Class P Mortgage Components, as applicable, in such Mortgage Group, (d) the principal portion of all Net Liquidation Proceeds including Insurance Proceeds received during the related Prepayment Period with respect to Class P Mortgage Loans or Class P Mortgage Components, as applicable, in such Mortgage Group that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds, including Insurance Proceeds, received during the related Prepayment Period with respect to Liquidated Mortgage Loans that are Class P Mortgage Loans or Class P Mortgage Components, as applicable, in such Mortgage Group, (f) the principal portion of all Principal Prepayments of Class P Mortgage Loans or Class P Mortgage Components, as applicable, in such Mortgage Group applied by the Servicers during the related Prepayment Period, and (g) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Redemption Price in respect of principal on the Class P Mortgage Loans or Class P Mortgage Components, as applicable for such Mortgage Group.

Class Notional Amount: The Class 1-A-9 Notional Amount, Class 2-A-2 Notional Amount, Class 2-A-10 Notional Amount, Class 2-A-14 Notional Amount, Class 4-A-2 Notional Amount, Class 3-A-X Notional Amount, Class 4-A-X Notional Amount, Class 5-A-X Notional Amount or Class 6-A-X Notional Amount, as the context requires.

Class P Fraction: With respect to each (a) Class P Mortgage Component in Subgroup 1-1, Subgroup 2-1 or Subgroup 4-1, a fraction, the numerator of which is the Required Coupon for the related Subgroup minus the Net Mortgage Rate on that Class P Mortgage Component and the denominator of which is the Required Coupon for the related Subgroup and (b) Class P Mortgage Loan in Pool 3, Pool 5 or Pool 6, a fraction, the numerator of which is the Required Coupon for the related Pool minus the Net Mortgage Rate on that Class P Mortgage Loan and the denominator of which is the Required Coupon for the related Pool.

Class P Mortgage Component: With respect to Subgroup 1-1, Subgroup 2-1 and Subgroup 4-1, the Mortgage Components in that Subgroup that have Net Mortgage Rates less than the Required Coupon for that Subgroup.

Class P Mortgage Loan: With respect to any Pool, the Mortgage Loans in that Pool having Net Mortgage Rates less than the Required Coupon for that Pool.

Class P Shortfall Amount: With respect to any Distribution Date and Subgroup 1-1, Subgroup 2-1, Subgroup 4-1, Pool 3, Pool 5 or Pool 6, the sum of (i) principal in an amount equal to the applicable Class P Fraction of any Realized Loss on a Class P Mortgage Component or Class P Mortgage Loan in the related Mortgage Group incurred in the previous calendar month (other than an Excess Loss) and (ii) the sum of the amounts, if any, by which the amount described in subclause (i) on each prior Distribution Date exceeded the amount actually distributed with respect to the related Class P Shortfall Amount on those prior Distribution Dates and not subsequently distributed.

Class Principal Amount: With respect to each Class of Certificates (other than an Interest-Only Certificate), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to any Lower-Tier or Middle-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement for such REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier or Middle-Tier Interest at the date of determination.

Class Subordination Percentage: As to any Distribution Date, and (a) each Class of Group 1B Certificates, will equal a fraction (expressed as a percentage), the numerator of which is the Class Principal Amount of that Class immediately before that Distribution Date and the denominator of which is the aggregate Class Principal Amount of all Classes of Group 1 Certificates immediately before that Distribution Date, (b) each Class of Group 2B Certificates, will equal a fraction (expressed as a percentage), the numerator of which is the Class Principal Amount of that Class immediately before that Distribution Date and the denominator of which is the aggregate Class Principal Amount of the Class 2A, Class 3A and the Group 2B Certificates immediately before that Distribution Date and (c) each Class of Group 3B Certificates, will equal a fraction (expressed as a percentage), the numerator of which is the Class Principal Amount of that Class immediately before that Distribution Date and the denominator of which is the aggregate Class Principal Amount of the Class 4A, Class 5A, Class 6A and the Group 3B Certificates immediately before that Distribution Date.

Class A Interest: Each regular interest in the Lower Tier REMIC with the letter "A" in its class designation.

Class B Interest: Each regular interest in the Lower Tier REMIC with the letter "B" in its class designation.

Class C Interest: Each regular interest in the Lower Tier REMIC with the letter "C" in its class designation.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date: November 24, 2004.

CMMC: Chase Manhattan Mortgage Corporation or its successors in interest

CMMC Mortgage Loan: Each Mortgage Loan originated by Chase Manhattan Mortgage Corporation and listed on the Mortgage Loan Schedule.

CMMC Purchase and Servicing Agreement: Each Flow Mortgage Loan Purchase, Warranties and Servicing Agreements between the Seller and Chase Manhattan Mortgage Corporation together with the SunTrust Purchase and Servicing Agreement, each listed in Exhibit E hereto.

Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Compensating Interest Payment: As to any Distribution Date, the lesser of (1) the Servicing Fee for such date or the amount payable to the Master Servicer pursuant to Section 9.04 on such Distribution Date, as applicable, and (2) any Prepayment Interest Shortfall for such date, to the extent required by Section 5.05, with respect to the Master Servicer or the applicable Purchase and Servicing Agreement, with respect to a Servicer.

Consent: A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares: Shares issued by a Cooperative Corporation.

Cooperative Unit: With respect to any Cooperative Mortgage Loan, a specific unit in a Cooperative Property.

Corporate Trust Office: With respect to the Trustee, the principal corporate trust office of the Trustee located at 60 Livingston Avenue, St. Paul, MN 55107, Attn:  Corporate Trust Structured Finance, J.P. Morgan Mortgage Trust 2004-S2, or at such other address as the Trustee may designate from time to time by written notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: J.P. Morgan Mortgage Trust 2004-S2.

Corresponding Certificates: With respect to each Lower-Tier Interest and Middle-Tier Interest, the Certificates so designated in the Preliminary Statement.

Credit Support Depletion Date: With respect to the (a) Group 1B Certificates, the date on which the aggregate Class Principal Amount of the Group 1B Certificates has been reduced to zero, (b) Group 2B Certificates, the date on which the aggregate Class Principal Amount of the Group 2B Certificates has been reduced to zero and (c) Group 3B Certificates, the date on which the aggregate Class Principal Amount of the Group 3B Certificates has been reduced to zero.

Cross-Over Situation: For any Distribution Date and for any Pool (after taking into account principal distributions on such Distribution Date) a Cross-Over Situation exists with respect to the Class A and Class B Interests of the Pool if such Interests in the aggregate are less than 1% of the Subordinated Portion of the Pool.

Current Interest: With respect to each Class of Certificates (other than the Principal-Only Certificates) and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount (or Class Notional Amount) of such Class immediately prior to such Distribution Date.

Custodial Accounts: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Purchasing and Servicing Agreement.

Custodial Agreements: The Custodial Agreements, listed in Exhibit F hereof, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Custodian: A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files.  The initial Custodian is  JPMorgan Chase Bank, N.A.

Cut-off Date: November 1, 2004.

Cut-off Date Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Stated Principal Balance as of the Cut-off Date.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan: The meaning specified in Section 2.05.

Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

Deleted Mortgage Loan: A Mortgage Loan which is repurchased, or replaced or to be replaced with a Replacement Mortgage Loan.

Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

Depositor: J.P. Morgan Acceptance Corporation I, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date: With respect to each Distribution Date and Servicer, the date specified as such in the related Purchase and Servicing Agreement.

Disqualified Organization: A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date:  The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in December 2004.

Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing December 2004.

Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Purchase and Servicing Agreement.

Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate: The Class A-R Certificates, and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account: As defined in Article I of each Purchase and Servicing Agreement.

Estoppel Letter: A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related stock certificate was registered in the Mortgagor’s name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such stock certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

Excess Loss: The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

Fannie Mae: The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fitch Ratings: Fitch, Inc., or any successor in interest.

Fraud Loan: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred, as reported by the related Servicer or the Master Servicer to the Securities Administrator.

Fraud Losses: Losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation.

Fraud Loss Coverage Amount: As of the Closing Date, $4,659,078, 7,464,454 and $10,400,864, with respect to Pool 1, Pool 2 and Pool 3 in the aggregate and Pool 4, Pool 5 and Pool 6 in the aggregate, respectively, subject to reduction from time to time, by the amount of Fraud Losses allocated to the related Certificates.  In addition, for Group 1B Certificates, the Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the Cut-off Date to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (x) 1.00%, in the case of the first, second, third and fourth anniversaries, of the then current Pool Balance of the related Aggregate Pool and (y) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date, over the cumulative amount of Fraud Losses allocated to the related Certificates since the preceding anniversary.  For the Group 2B and Group 3B Certificates, the Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the Cut-off Date to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (x) 2.00%, in the case of the first anniversary and 1.00% in the case of the second, third and fourth anniversaries, of the then current Pool Balance of the related Aggregate Pool and (y) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date, over the cumulative amount of Fraud Losses allocated to the related Certificates since the preceding anniversary.

Fraud Loss Coverage Termination Date: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

Global Securities: The global certificates representing the Book-Entry Certificates.

Group: Either a Mortgage Group or a Certificate Group, as the context requires.

Group 1: All of the Group 1 Certificates.

Group 1 Certificates: The Class 1A Certificates and the Group 1B Certificates.

Group 1 Subgroup: Either of Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3, as applicable.

Group 1B Aggregate Subordinate Percentage: As to any Distribution Date, is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Group 1B Certificates immediately prior to such Distribution Date, and the denominator of which is the Pool Balance relating to Pool 1 for such Distribution Date (other than the applicable Class P Fraction of the Class P Mortgage Components).

Group 1B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates.

Group 1B Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Group 1B Certificates, an amount equal to the sum of the following amounts with respect to Subgroup 1-1, Subgroup 1-2 and Subgroup 1-3 (exclusive of the portions attributable to the Class AP Principal Distribution Amount with respect to Subgroup 1-1):

(1)

the related Subordinate Percentage of all amounts relating to Mortgage Components in the related Subgroup described in clause (a) of the definition of “Senior Principal Distribution Amount” for that Distribution Date;

(2)

with respect to each Mortgage Component in the related Subgroup that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (c) of the definition of “Senior Principal Distribution Amount” for that Distribution Date, up to the related Subordinate Percentage of the Stated Principal Balance of such Mortgage Component in the related Subgroup;

(3)

the related Subordinate Prepayment Percentage of all amounts described in clause (b) of the definition of “Senior Principal Distribution Amount” for the related Subgroup and that Distribution Date; and

(4)

any amounts described in clauses (1) through (3) for any previous Distribution Date that remains unpaid;

minus the sum of:

(A)

any Principal Transfer Amount or other principal amounts paid from the Available Distribution Amount of the related Subgroup to another Subgroup pursuant to Sections 5.02(i) or 5.02(j).

Group 2 Subgroup: Either of Subgroup 2-1, Subgroup 2-2 or Subgroup 2-3, as applicable.

Group 2B Aggregate Subordinate Percentage: As to any Distribution Date, is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Group 2B Certificates immediately prior to that date, and the denominator of which is the Pool Balance relating to Pool 2 and Pool 3 in the aggregate (other than the applicable Class P Fraction of the Class P Mortgage Components and Class P Mortgage Loans) for such Distribution Date.

Group 2B Certificates: The Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

Group 2B Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Group 2B Certificates, an amount equal to the sum of the following amounts with respect to Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 and Pool 3 (exclusive of the portions attributable to the applicable Class AP Principal Distribution Amount with respect to Subgroup 2-1 and Pool 3):

(1)

the related Subordinate Percentage of all amounts relating to Mortgage Components or Mortgage Loans in the related Subgroup or Pool described in clause (a) of the definition of “Senior Principal Distribution Amount” for that Distribution Date;

(2)

with respect to each Mortgage Component or Mortgage Loan in the related Subgroup or Pool that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (c) of the definition of “Senior Principal Distribution Amount” for that Distribution Date, up to the related Subordinate Percentage of the Stated Principal Balance of such Mortgage Component or Mortgage Loan in the related Subgroup or Pool;

(3)

the related Subordinate Prepayment Percentage of all amounts described in clause (b) of the definition of “Principal Distribution Amount” for the related Subgroup or Pool and that Distribution Date; and

(4)

any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid;

minus the sum of:

(A)

any Principal Transfer Amount or other principal amounts paid from the Available Distribution Amount of the related Subgroup or Pool to another Subgroup or Pool pursuant to Sections 5.02(i) or 5.02(j);

Group 3B Aggregate Subordinate Percentage: As to any Distribution Date, is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Group 3B Certificates immediately prior to that date, and the denominator of which is the Pool Balance relating to Pool 4, Pool 5 and Pool 6 in the aggregate (other than the applicable Class P Fraction of the Class P Mortgage Components and Class P Mortgage Loans) for such Distribution Date.

Group 3B Certificates: The Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

Group 3B Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Group 3B Certificates, an amount equal to the sum of the following amounts with respect to Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 and Pool 6 (exclusive of the portions attributable to the applicable Class AP Principal Distribution Amount with respect to Subgroup 4-1, Pool 5 and Pool 6):

(1)

the related Subordinate Percentage of all amounts relating to Mortgage Components or Mortgage Loans in the related Subgroup or Pool described in clause (a) of the definition of “Senior Principal Distribution Amount” for that Distribution Date;

(2)

with respect to each Mortgage Component or Mortgage Loan in the related Subgroup or Pool that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (c) of the definition of “Senior Principal Distribution Amount” for that Distribution Date, up to the related Subordinate Percentage of the Stated Principal Balance of such Mortgage Component or Mortgage Loan in the related Subgroup or Pool;

(3)

the related Subordinate Prepayment Percentage of all amounts described in clause (b) of the definition of “Principal Distribution Amount” for the related Subgroup or Pool and that Distribution Date; and

(4)

any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid;

minus the sum of:

(A)

any Principal Transfer Amount or other principal amounts paid from the Available Distribution Amount of the related Subgroup or Pool to another Subgroup or Pool pursuant to Sections 5.02(i) or 5.02(j);

Group 4 Subgroup: Either of Subgroup 4-1, Subgroup 4-2, Subgroup 4-3 or Subgroup 4-3, as applicable.

Harris Trust: Harris Trust and Savings Bank or any successor in interest.

Harris Trust Mortgage Loan: Each Mortgage Loan originated by Harris Trust and Savings Bank and listed on the Mortgage Loan Schedule.

Harris Trust Purchase and Servicing Agreement: The Flow Mortgage Loan Sale and Servicing Agreement listed in Exhibit E hereto among the Seller, Harris Trust and Savings Bank and Chase Manhattan Mortgage Corporation.

Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded.  The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation SX.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Initial Bankruptcy Coverage Amount: $100,000, $100,000 and $100,000, with respect to Pool 1, Pool 2 and Pool 3 in the aggregate or Pool 4, Pool 5 and Pool 6, in the aggregate, respectively.

Initial Optional Purchase Date: The first Distribution Date following the date on which the Aggregate Stated Principal Balance is equal to or less than 5.00% of the Aggregate Stated Principal Balance as of the Cut-off Date.

Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and the proceeds from any Limited Purpose Surety Bond.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount: For each Class of Certificates (other than the Principal-Only Certificates) on any Distribution Date, the Current Interest for such Class, as reduced by (i) such Class’s share of Net Prepayment Interest Shortfalls and (ii) the related Class’s allocable share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan or Mortgage Component, as applicable, in the related Mortgage Group that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan or Mortgage Component, as applicable, as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan or Mortgage Component, as applicable, with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan or Mortgage Component, as applicable, in the related Mortgage Group that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Shortfall for the Mortgage Loans or Mortgage Components, as applicable, in the related Mortgage Group incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan or Mortgage Component, as applicable, in the related Mortgage Group that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan or Mortgage Component, as applicable, as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan or Mortgage Component, as applicable, with respect to such month.  Any such shortfalls and reductions for (a) Pool 1 shall be allocated among Classes of Group 1 Certificates (other than the Class 1-A-P Certificates) proportionately on the basis of Current Interest otherwise distributable thereon on such Distribution Date before taking into account any reductions in such amounts from Net Interest Shortfalls for Pool 1 for that Distribution Date, (b) Pool 2 and Pool 3 on any Distribution Date will be allocated among all classes of Senior Certificates of the related Certificate Group (other than the Class P Certificates) and the Group 2B Certificates proportionately on the basis of (i) in the case of the Senior Certificates, Current Interest otherwise distributable thereon on such Distribution Date, and (ii) in the case of the Group 2B Certificates, interest accrued on their Apportioned Principal Balances, in each case before taking into account any of the foregoing reductions and (c) Pool 4, Pool 5 and Pool 6 on any Distribution Date will be allocated among all classes of Senior Certificates of the related Certificate Group (other than the Class P Certificates) and the Group 3B Certificates proportionately on the basis of (i) in the case of the Senior Certificates, Current Interest otherwise distributable thereon on such Distribution Date, and (ii) in the case of the Group 3B Certificates, interest accrued on their Apportioned Principal Balances, in each case before taking into account any of the foregoing reductions.

Interest-Only Certificates: The Class 1-A-9, Class 2-A-2, Class 2-A-10, Class 2-A-14, Class 4-A-2, Class 3-A-X, Class 4-A-X, Class 5-A-X and Class 6-A-X Certificates.

Interest Shortfall: As to any Class of Certificates and any Distribution Date, the amount by which the Interest Distribution Amount for such Class on such Distribution Date and all prior Distribution Dates exceeds amounts distributed in respect thereof to such Class on prior Distribution Dates.

Interest Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to one month’s interest on the applicable Principal Transfer Amount at 4.50%, 4.75% or 7.50% per annum with respect to Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3, respectively, 5.50%, 5.75% or 7.50% per annum with respect to Subgroup 2-1, Subgroup 2-2 or Subgroup 2-3, respectively, 5.50%, 6.00%, 6.50% or 7.50% per annum with respect to Subgroup 4-1, Subgroup 4-2, Subgroup 4-3 or Subgroup 4-4, respectively, or the applicable Required Coupon with respect to Pool 3, Pool 5 or Pool 6, plus any shortfall of interest on the Senior Certificates of the applicable Undercollateralized Group from prior Distribution Dates.

Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

Latest Possible Maturity Date: With respect to the: (i) Group 1 Certificates is the Distribution Date occurring in November 2019; (ii) Class 2A, Class 4A, Group 2B and Group 3B Certificates is the Distribution Date occurring in November 2034; (iii) Class 3A Certificates is the Distribution Date occurring in November 2024, (iv) Class 5A Certificates is the Distribution Date occurring in December 2019 and (v) Class 6A Certificates is the Distribution Date occurring in October 2034, which in each case is the Distribution Date for the related Certificates occurring in the month following the latest scheduled maturity date for the latest maturing Mortgage Loan in the related Pool.

LIBOR: The London Interbank Offered Rate for one-month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related LIBOR Determination Date relating.  If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), the rate will be the Reference Bank Rate.  If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.  On the LIBOR Determination Date immediately preceding each Distribution Date, the Securities Administrator shall determine LIBOR for the Accrual Period commencing on such Distribution Date and inform the Trustee, the Master Servicer and each Servicer of such rate.

LIBOR Business Day: Any day on which banks in London, England and the City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Certificates: The Class 1-A-8, Class 1-A-9, Class 2-A-9, Class 2-A-10, Class 2-A-13, Class 2-A-14, Class 4-A-1 and Class 4-A-2 Certificates.

LIBOR Determination Date: The second LIBOR Business Day prior to the first day of the related Accrual Period.

Limited Purpose Surety Bond: Any Limited Purpose Surety Bond listed in Exhibit G.

Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan or Mortgage Component, as applicable (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Purchase and Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan or Mortgage Component, as applicable, including the final disposition of an REO Property.

Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans or Mortgage Components, as applicable, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest: Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement.

Lower-Tier REMIC: As described in the Preliminary Statement.

Master Servicer: Wells Fargo Bank, N.A. a national banking association organized under the laws of the United States and any Person succeeding as master servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS® System.

MERS® System: The system of recording transfers of mortgages electronically maintained by MERS.

Middle-Tier REMIC:  As described in the Preliminary Statement.

Middle-Tier Interest:  Any one of the interests in the Middle-Tier REMIC as described in the Preliminary Statement.

MIN: The mortgage identification number for any MERS Mortgage Loan.

MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Component: The portions of Pool 1, Pool 2 or Pool 4 Mortgage Loans that relate to a Subgroup.

Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to each Custodial Agreement.

Mortgage Group: The Mortgage Loans or Mortgage Components, as applicable, in Subgroup 1-1, Subgroup 1-2, Subgroup 1-3, Subgroup 2-1, Subgroup 2-2, Subgroup 2-3, Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 3, Pool 5 or Pool 6, as the context requires.

Mortgage Loan: A Mortgage and the related Mortgage Note conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or a Servicer from time to time (with copies of such amended schedule to be delivered promptly by the Depositor or such servicer to the Securities Administrator, the Master Servicer, the Trustee and the Custodian) to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.  Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate; and (ii) identify the designated Pool in which such Mortgage Loan is included.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property: The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate: As to any Mortgage Loan or Mortgage Component, as applicable, the annual rate of interest borne by the related Mortgage Note.

Mortgagor: The obligor on a Mortgage Note.

National City: National City Mortgage Corporation or its successors in interest.

National City Mortgage Loan: Each Mortgage Loan originated by National City Mortgage Corporation and listed on the Mortgage Loan Schedule.

National City Purchase and Servicing Agreement: Each Flow Mortgage Loan Purchase, Warranties and Servicing Agreements between the Seller and National City Mortgage Corporation, listed in Exhibit E hereto.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate reduced by the Aggregate Expense Rate for such Mortgage Loan.

Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for such date exceeds the amount payable by the related Servicer, or the Master Servicer (if the related Servicer fails to pay such amount) and/or in respect of such shortfall.

Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder: As defined in Section 3.03(f).

Non-U.S. Person: Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the related Servicer, or the Master Servicer (if the related Servicer fails to pay such amount) (as certified in an Officer’s Certificate of such Servicer or the Master Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notional Amount: With respect to any Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

Offering Document: The Prospectus.

Officer’s Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President or Trust Officer of the Master Servicer or the Securities Administrator, and in each case delivered to the Trustee.

Officer’s Certificate of a Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required hereby.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the corresponding percentage set forth opposite its Class designation: Class 1-B-1, 1.40%; Class 1-B-2, 0.90%; Class 1-B-3, 0.50%; Class 1-B-4, 0.30%; Class 1-B-5, 0.21%; Class 1-B-6, 0.15%; Class 2-B-1, 2.80%; Class 2-B-2, 1.75%; Class 2-B-3, 1.00%; Class 2-B-4, 0.60%; Class 2-B-5, 0.40%, Class 2-B-6, 0.30%, Class 3-B-1, 5.40%; Class 3-B-2, 3.70%; Class 3-B-3, 2.45%; Class 3-B-4, 1.75%; Class 3-B-5, 0.80% and Class 3-B-6, 0.50%.

Originator: Either Harris Trust, CMMC, Cendant or National City, as applicable.

Overcollateralized Group: On any Distribution Date, any Certificate Group which is not an Undercollateralized Group.

Paying Agent: Any paying agent appointed pursuant to Section 3.08.  The Paying Agent shall be Wells Fargo Bank, N.A., for so long as it is acting as Securities Administrator under this Agreement.

Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate other than a Interest-Only Certificate or the Class A-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class A-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to any Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Permitted Investments: At any time, any one or more of the following obligations and securities:

(i)

obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iii)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iv)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(v)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(viii)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(ix)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

(x)

short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

(xi)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Pool: Each of Pool 1, Pool 2, Pool 3, Pool 4, Pool 5 or Pool 6.

Pool 1: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

Pool 1 Mortgage Loans: Any Mortgage Loan in Pool 1.

Pool 2: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

Pool 2 Mortgage Loans: Any Mortgage Loan in Pool 2.

Pool 2 Subordinate Amount: As to any Distribution Date, is equal to the excess of the Stated Principal Balance of the Pool 2 Mortgage Loans (less the applicable Class P Fraction of any Class P Mortgage Component in Subgroup 2-1) as of the first day of the month preceding the month in which such Distribution Date occurs over the Class Principal Amount of the Class 2-A Certificates immediately before such Distribution Date.

Pool 3: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 3.

Pool 3 Mortgage Loans: Any Mortgage Loan in Pool 3.

Pool 3 Subordinate Amount: As to any Distribution Date, is equal to the excess of the Stated Principal Balance of the Pool 3 Mortgage Loans (less the applicable Class P Fraction of any Class P Mortgage Loan in that Pool) as of the first day of the month preceding the month in which such Distribution Date occurs over the Class Principal Amount of the Class 3-A-1 Certificates immediately before such Distribution Date.

Pool 4: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 4.

Pool 4 Mortgage Loans: Any Mortgage Loan in Pool 4.

Pool 4 Subordinate Amount: As to any Distribution Date, is equal to the excess of the Stated Principal Balance of the Pool 4 Mortgage Loans (less the applicable Class P Fraction of any Class P Mortgage Component in Subgroup 4-1) as of the first day of the month preceding the month in which such Distribution Date occurs over the Class Principal Amount of the Class 4-A Certificates immediately before such Distribution Date.

Pool 5: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 5.

Pool 5 Mortgage Loans: Any Mortgage Loan in Pool 5.

Pool 5 Subordinate Amount: As to any Distribution Date, is equal to the excess of the Stated Principal Balance of the Pool 5 Mortgage Loans (less the applicable Class P Fraction of any Class P Mortgage Loan in that Pool) as of the first day of the month preceding the month in which such Distribution Date occurs over the Class Principal Amount of the Class 5-A-1 Certificates immediately before such Distribution Date.

Pool 6: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 6.

Pool 6 Mortgage Loans: Any Mortgage Loan in Pool 6.

Pool 6 Subordinate Amount: As to any Distribution Date, is equal to the excess of the Stated Principal Balance of the Pool 6 Mortgage Loans (less the applicable Class P Fraction of any Class P Mortgage Loan in that Pool) as of the first day of the month preceding the month in which such Distribution Date occurs over the Class Principal Amount of the Class 6-A-1 Certificates immediately before such Distribution Date.

Pool Balance: As to any Distribution Date, is equal the aggregate of the Stated Principal Balances of all the Mortgage Loans relating to a Pool outstanding on the Due Date of the month preceding the month of that Distribution Date.

Pool Subordinate Amount: Pool 2 Subordinate Amount, Pool 3 Subordinate Amount, Pool 4 Subordinate Amount, Pool 5 Subordinate Amount or Pool 6 Subordinate Amount, as the context requires.

Premium Rate Mortgage Loan: A Pool 3, Subgroup 4-4, Pool 5 and Pool 6 Mortgage Loan or Mortgage Component, as applicable, in such Mortgage Group having Net Mortgage Rates in excess of the Required Coupon for such Mortgage Group.

Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month’s interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such Principal Prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

Prepayment Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal-Only Certificates: The Class 1-A-P, Class 2-A-P, Class 3-A-P, Class 4-A-P, Class 5-A-P and Class 6-A-P Certificates.

Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan or Mortgage Component, as applicable, that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan or Mortgage Component, as applicable, in accordance with the terms of the Mortgage Note or the related Purchase and Servicing Agreement.

Principal Prepayment In Full: Any Principal Prepayment of the entire principal balance of the Mortgage Loans or Mortgage Components, as applicable.

Principal Relocation Payment: A payment from any Pool to Lower-Tier Interests other than those of their Corresponding Pool as provided in the Preliminary Statement.  Principal Relocation Payments shall be made of principal allocations comprising the distributions of principal from a Pool.

Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of the Senior Certificates (other than the Principal-Only Certificates) of such Undercollateralized Group immediately prior to such Distribution Date, over the Aggregate Stated Principal Balance of the Mortgage Loans or Mortgage Components, as applicable, in that Mortgage Group immediately prior to such Distribution Date (less the applicable Class P Fraction of each Class P Mortgage Loan or Mortgage Component, as applicable, in that Mortgage Group).

Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus: The prospectus supplement dated November 23, 2004, together with the accompanying prospectus dated November 22, 2004, relating to the Certificates.

Purchase and Servicing Agreements: The mortgage loan purchase and servicing agreements, listed in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, or by the related Originator or Servicer pursuant to the related Purchase and Servicing Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) any costs and damages (including, without limitation, late fees) actually incurred and paid by or on behalf of the Trust Fund in connection with the fact that such Mortgage Loan at the time it was made failed to comply in all material respects with applicable federal, state or local predatory and abusive lending laws, to the extent such costs and damages result from a breach by the related Originator or the Seller, or such other amount as may be specified in the related Purchase and Servicing Agreement.

Rapid Prepayment Conditions: With respect to any Distribution Date and the (i) Group 1B Certificates, (1) the Group 1B Aggregate Subordinate Percentage on such date is less than 200% of the Group 1B Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Components in any of Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3 Delinquent 60 days or more (including Mortgage Components in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the applicable Subgroup Subordinate Amount, is greater than or equal to 50% , (ii) Group 2B Certificates, (1) the Group 2B Aggregate Subordinate Percentage on such date is less than 200% of the Group 2B Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Components or Mortgage Loans in any of Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 or Pool 3 Delinquent 60 days or more (including Mortgage Components and Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the applicable Subgroup or Pool Subordinate Amount, is greater than or equal to 50% and (iii) Group 3B Certificates, (1) the Group 3B Aggregate Subordinate Percentage on such date is less than 200% of the Group 3B Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Components or Mortgage Loans in any of Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 or Pool 6 Delinquent 60 days or more (including Mortgage Components and Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the applicable Subgroup or Pool Subordinate Amount, is greater than or equal to 50%.

Rating Agency: Each of Moody’s and Fitch Ratings.

Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

Recognition Agreement: An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Mortgage Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Mortgage Loan.

Record Date: As to any Distribution Date, the last Business Day of the month preceding the month of each Distribution Date.

Redemption Date: Any Distribution Date on which Certificates may be redeemed.

Redemption Price: An amount equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date and (ii) with respect to any REO Property, the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (iii) any remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees, and any other amounts payable to the Trustee and Securities Administrator.

Reference Bank Rate:  As to any Accrual Period relating to the LIBOR Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the LIBOR Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Amount or Class Notional Amount, as applicable, of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate.  If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Amount or Class Notional Amount, as applicable, of the LIBOR Certificates.  If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

Reference Banks:  Three major banks that are engaged in the London interbank market, selected by the Securities Administrator.

Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regular Certificates: Each Class of Certificates other than the Class A-R Certificates.

Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Replacement Mortgage Loan: A mortgage loan substituted by an Originator or the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a request for release, substantially in the form attached to the related Custodial Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Rate not less than and not more than one percentage point greater than the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in the related Purchase and Servicing Agreement; and (xii) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of any REMIC created hereunder or would not otherwise be prohibited by this Pooling and Servicing Agreement.

Required Coupon: With respect to Subgroup 1-1 is 4.50%, Subgroup 2-1 is 5.50%, Subgroup 4-1 is 5.50%, Subgroup 4-4 is 7.50%, Pool 3 is 5.50%, Pool 5 is 5.50% and Pool 6 is 6.00%.

Residual Certificate: The Class A-R Certificates.

Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6  Certificates.

Restricted Global Security: As defined in Section 3.01(c).

SAIF: The Saving’s Association Insurance Fund, or any successor thereto.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the related Purchase and Servicing Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor securities administrator shall be appointed as herein provided, then such successor securities administrator.

Seller: J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation.

Senior Certificates: The Class 1A, Class 2A, Class 3A, Class 4A, Class 5A and Class 6A Certificates.

Senior Percentage: With respect to each Distribution Date and each Mortgage Group, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class or Classes of related Senior Certificates of the related Certificate Group immediately prior to such Distribution Date (other than the Principal-Only Certificates related to such Mortgage Group), and the denominator of which is the Aggregate Stated Principal Balance of the related Mortgage Group for such Distribution Date (less the Class P Fraction of each Class P Mortgage Loan or Class P Mortgage Component in that Mortgage Group).

Senior Prepayment Percentage: With respect to any Distribution Date and each Mortgage Group, during the period beginning on the first Distribution Date and ending on the Distribution Date in November 2009, 100%.  Except as provided herein, the Senior Prepayment Percentage for each Pool and any Distribution Date occurring on or after December 2009 shall be as follows: (i) from December 2009 through November 2010, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from December 2010 through November 2011, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from December 2011 through November 2012, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from December 2012 through November 2013, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after December 2013, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless both Step-Down Conditions are satisfied with respect such Mortgage Group and if the Senior Prepayment Percentage for (a) any of Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3 is not permitted to decrease because the Step-Down Test is not satisfied, then the Senior Prepayment Percentages for such others of Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3 will not decrease on that date, (b) any of Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 or Pool 3 is not permitted to decrease because the Step Down Test is not satisfied, then the Senior Prepayment Percentages for such others of Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 or Pool 3 will not decrease on that date and (c) any of Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 or Pool 6 is not permitted to decrease because the Step Down Test is not satisfied, then the Senior Prepayment Percentages for such others of Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 or Pool 6 will not decrease on that date; and provided, further, that if, on any Distribution Date the Senior Percentage for (a) Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3 exceeds the related Senior Percentage on the Closing Date, the Senior Prepayment Percentage for Subgroup 1-1, Subgroup 1-2 and Subgroup 1-3 for that Distribution Date will once again equal 100%, (b) Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 or Pool 3 exceeds the related Senior Percentage on the Closing Date, the Senior Prepayment Percentage for Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 and Pool 3 for that Distribution Date will equal 100% and (c) Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 or Pool 6 exceeds the related Senior Percentage on the Closing Date, the Senior Prepayment Percentage for Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 and Pool 6 for that Distribution Date will equal 100%.

Senior Principal Distribution Amount: With respect to a Certificate Group and any Distribution Date is equal to the sum of the following amounts (exclusive of the portion attributable to the applicable Class AP Principal Distribution Amount, if any):

(a)

the product of (i) the related Senior Percentage and (ii) the principal portion of each Scheduled Payment on each Mortgage Loan or Mortgage Component, as applicable, in the related Mortgage Group due during the related Due Period;

(b)

the product of (i) the related Senior Prepayment Percentage and (ii) each of the following amounts: (A) the principal portion of each Principal Prepayment and Principal Prepayment In Full in the related Mortgage Group during the related Prepayment Period; (B) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan or Mortgage Component, as applicable, in the related Mortgage Group that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal of the related Mortgage Loans or a Mortgage Component, as applicable, received during the related Prepayment Period, including any Subsequent Recoveries on the related Mortgage Loan or Mortgage Component, as applicable; and (C) the principal portion of any Purchase Price or of the Substitution Amount received with respect to the related Prepayment Period;

(c)

with respect to Net Liquidation Proceeds allocable to principal with respect to any Mortgage Loan or Mortgage Component, as applicable, in the related Mortgage Group that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of (1) the related Senior Prepayment Percentage of the Net Liquidation Proceeds allocable to principal and (2) the product of (A) the related Senior Percentage for that date and (B) the related remaining Stated Principal Balance of the related Mortgage Loan or Mortgage Component, as applicable, at the time of liquidation; and

(d)

any amounts described in clauses (a) through (c) above that remain unpaid with respect to such Certificate Group from prior Distribution Dates.

Senior Termination Date: For each Certificate Group, the Distribution Date when the aggregate of the Class Principal Balances of that Certificate Group has been reduced to zero.

Servicer: Each Servicer under a Purchase and Servicing Agreement.

Servicer Advance: A “Servicing Advance” as defined in the applicable Purchase and Servicing Agreement.

Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the rate specified in the related Purchase and Servicing Agreement.

Servicing Officer: Any officer of the related Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Securities Administrator by the related Servicer on the Closing Date pursuant to the related Purchase and Servicing Agreement, as such list may from time to time be amended.

Special Hazard Coverage Termination Date: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, as reported by a Servicer to the Master Servicer, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

(a)

normal wear and tear;

(b)

fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

(c)

errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

(d)

nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term “Special Hazard Loss;”

(e)

hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.

by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.

by military, naval or air forces; or

3.

by an agent of any such government, power, authority or forces;

(f)

any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

(g)

insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount: With respect to the first Distribution Date, $3,921,722, $3,893,520 and $3,466,954, with respect to Pool 1, Pool 2 and Pool 3 in the aggregate and Pool 4, Pool 5 and Pool 6 in the aggregate, respectively.  With respect to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans in the related Aggregate Pool, (ii) twice the principal balance of the largest Mortgage Loan in the related Aggregate Pool and (iii) the aggregate of the principal balances of all Mortgage Loans in the related Aggregate Pool secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the applicable Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses in the related Aggregate Pool incurred since the Closing Date.  All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

Special Hazard Mortgage Loan: A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance: As to any (a) Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor and (b) Mortgage Component and Due Date, is the portion of the Stated Principal Balance of the related Mortgage Loan allocable to that Mortgage Component for that Due Date.  Principal payments and Realized Losses on Mortgage Loans divided in Mortgage Components will be allocated among the Mortgage Components, pro rata based on Stated Principal Balance.

Step-Down Conditions: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, with respect to the related Mortgage Group (i) the outstanding Stated Principal Balance of all Mortgage Loans or Mortgage Components, as applicable, in a Mortgage Group 60 days or more Delinquent (including Mortgage Loans or Mortgage Components, as applicable, in REO and foreclosure) (averaged over the preceding six month period), as a percentage of the related Subgroup Subordinate Amounts or Pool Subordinate Amount, as applicable, related to that Mortgage Group on such Distribution Date does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans or Mortgage Components, as applicable, in each Mortgage Group do not exceed (a) with respect to each Distribution Date from December 2009 through November 2010, 30% of the original related Subgroup Subordinate Amount or Pool Subordinate Amount, (b) with respect to each Distribution Date from December 2010 through November 2011, 35% of the original related Subgroup Subordinate Amount or Pool Subordinate Amount, (c) with respect to each Distribution Date from December 2011 through November 2012, 40% of the original related Subgroup Subordinate Amount or Pool Subordinate Amount, (d) with respect to each Distribution Date from December 2012 through November 2013, 45% of the original related Subgroup Subordinate Amount or Pool Subordinate Amount and (e) with respect to each Distribution Date from and after December 2013, 50% of the original related Subgroup Subordinate Amount or Pool Subordinate Amount.

Stepdown Percentage:  With respect to any Distribution Date, the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN	STEPDOWN PERCENTAGE

December 2004 through November 2009	0%
December 2009 through November 2010	30%
December 2010 through November 2011	40%
December 2011 through November 2012	60%
December 2012 through November 2013	80%
December 2013 and thereafter	100%

Stripped Interest Rate: With respect to any Premium Rate Mortgage Loan, is the excess of the Net Mortgage Rate for that Mortgage Loan over the applicable Required Coupon.

Subgroup: Either Subgroup 1-1, Subgroup 1-2, Subgroup 1-3, Subgroup 2-1, Subgroup 2-2, Subgroup 2-3, Subgroup 4-1, Subgroup 4-2, Subgroup 4-3 or Subgroup 4-4, as the context requires.

Subgroup 1-1: As of the Cut-off Date, consists of (a) 100% of the Stated Principal Balance of each Pool 1 Mortgage Loan with a Net Mortgage Rate equal to or less than 4.50% per annum and (b) the portion of the principal balance of each Pool 1 Mortgage Loan with a Net Mortgage Rate greater than 4.50% per annum and equal to or less than 4.75% per annum allocated as follows:

• portion allocable to Subgroup 1-1	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 4.50% 0.25%	)

Subgroup 1-1 Certificates: The Class 1-A-1, Class 1-A-2 and Class 1-A-P Certificates.

Subgroup 1-1 Mortgage Component: Any Mortgage Components in Subgroup 1-1.

Subgroup 1-2: As of the Cut-off Date, consists of (a) the portion of the Stated Principal Balance of each Pool 1 Mortgage Loan with a Net Mortgage Rate greater than 4.50% per annum and equal to or less than 4.75% per annum allocated as follows:

• portion allocable to Subgroup 1-2	=	Stated Principal Balance	x	(	Net Mortgage Rate – 4.50% 0.25%	)

and (b) the portion of the principal balance of each Pool 1 Mortgage Loan with a Net Mortgage Rate of greater than 4.75% per annum and equal to or less than 7.50% per annum will be allocated as follows:

• portion allocable to Subgroup 1-2	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 4.75% 2.75%	)

Subgroup 1-2 Certificates: The Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6 and Class 1-A-7 Certificates.

Subgroup 1-2 Mortgage Component: Any Mortgage Components in Subgroup 1-2.

Subgroup 1-3: As of the Cut-off Date, consists of the portion of the Stated Principal Balance of each Pool 1 Mortgage Loan with a Net Mortgage Rate of greater than 4.75% per annum and equal to or less than 7.50% per annum allocated as follows:

• portion allocable to Subgroup 1-3	=	Stated Principal Balance	x	(	Net Mortgage Rate – 4.75% 2.75%	)

Subgroup 1-3 Certificates: The Class 1-A-8 and Class 1-A-9 Certificates.

Subgroup 1-3 Mortgage Component: Any Mortgage Components in Subgroup 1-3.

Subgroup 2-1: As of the Cut-off Date, consists of (a) 100% of the Stated Principal Balance of each Pool 2 Mortgage Loan with a Net Mortgage Rate equal to or less than 5.50% per annum and (b) the portion of the principal balance of each Pool 2 Mortgage Loan with a Net Mortgage Rate greater than 5.50% per annum and equal to or less than 5.75% per annum allocated as follows:

• portion allocable to Subgroup 2-1	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 5.50% 0.25%	)

Subgroup 2-1 Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class A-R and Class 2-A-P Certificates.

Subgroup 2-1 Mortgage Component: Any Mortgage Components in Subgroup 2-1.

Subgroup 2-2: As of the Cut-off Date, consists of (a) the portion of the Stated Principal Balance of each Pool 2 Mortgage Loan with a Net Mortgage Rate greater than 5.50% per annum and equal to or less than 5.75% per annum allocated as follows:

• portion allocable to Subgroup 2-2	=	Stated Principal Balance	x	(	Net Mortgage Rate – 5.50% 0.25%	)

and (b) the portion of the principal balance of each Pool 2 Mortgage Loan with a Net Mortgage Rate of greater than 5.75% per annum and equal to or less than 7.50% per annum will be allocated as follows:

• portion allocable to Subgroup 2-2	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 5.75% 1.75%	)

Subgroup 2-2 Certificates: The Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11 and Class 2-A-12 Certificates.

Subgroup 2-2 Mortgage Component: Any Mortgage Components in Subgroup 2-2.

Subgroup 2-3: As of the Cut-off Date, consists of the portion of the Stated Principal Balance of each Pool 2 Mortgage Loan with a Net Mortgage Rate of greater than 5.75% per annum and equal to or less than 7.50% per annum allocated as follows:

• portion allocable to Subgroup 2-3	=	Stated Principal Balance	x	(	Net Mortgage Rate – 5.75% 1.75%	)

Subgroup 2-3 Certificates: The Class 2-A-13 and Class 2-A-14 Certificates.

Subgroup 2-3 Mortgage Component: Any Mortgage Components in Subgroup 2-3.

Subgroup 4-1: As of the Cut-off Date, consists of (a) 100% of the Stated Principal Balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate equal to or less than 5.50% per annum and (b) the portion of the principal balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate greater than 5.50% per annum and equal to or less than 6.00% per annum allocated as follows:

• portion allocable to Subgroup 4-1	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 5.50% 0.50%	)

Subgroup 4-1 Certificates: The Class 4-A-4 and Class 4-A-P Certificates.

Subgroup 4-1 Mortgage Component: Any Mortgage Components in Subgroup 4-1.

Subgroup 4-2: As of the Cut-off Date, consists of (a) the portion of the Stated Principal Balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate greater than 5.50% per annum and equal to or less than 6.00% per annum allocated as follows:

• portion allocable to Subgroup 4-2	=	Stated Principal Balance	x	(	Net Mortgage Rate – 5.50% 0.50%	)

and (b) the portion of the principal balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate of greater than 6.00% per annum and less than 6.50% per annum will be allocated as follows:

• portion allocable to Subgroup 4-2	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 6.00% 1.50%	)

Subgroup 4-2 Certificates: The Class 4-A-5 Certificates.

Subgroup 4-2 Mortgage Component: Any Mortgage Components in Subgroup 4-2.

Subgroup 4-3: As of the Cut-off Date, consists of the portion of the principal balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate of greater than or equal to 6.50% per annum and equal to or less than 7.50% per annum will be allocated as follows:

• portion allocable to Subgroup 4-3	=	Stated Principal Balance	x	(1-	Net Mortgage Rate – 6.50% 1.00%	)

Subgroup 4-3 Certificates: The Class 4-A-6 Certificates.

Subgroup 4-3 Mortgage Component: Any Mortgage Components in Subgroup 4-3.

Subgroup 4-4: As of the Cut-off Date, consists of (a) the portion of the principal balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate of greater than 6.00% per annum and less than 6.50% per annum will be allocated as follows:

• portion allocable to Subgroup 4-4	=	Stated Principal Balance	x	(	Net Mortgage Rate – 6.00% 1.50%	)

and (b) the portion of the Stated Principal Balance of each Pool 4 Mortgage Loan with a Net Mortgage Rate of greater than or equal to 6.50% per annum and equal to or less than 7.50% per annum allocated as follows:

• portion allocable to Subgroup 4-4	=	Stated Principal Balance	x	(	Net Mortgage Rate – 6.50% 1.00%	)

Subgroup 4-4 Certificates: The Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates.

Subgroup 4-4 Mortgage Component: Any Mortgage Components in Subgroup 4-4.

Subgroup Subordinate Amount: As to any Subgroup and Distribution Date will equal the excess of the Stated Principal Balance of the Mortgage Components of that Subgroup (less the applicable Class P Fraction of any Class P Mortgage Component with respect to Subgroup 1-1, Subgroup 2-1 and Subgroup 4-1) as of the first day of the month preceding the month in which such Distribution Date occurs over the sum of the aggregate Class Principal Amounts of the Senior Certificates (other than the Class 1-A-P, Class 2-A-P and Class 4-A-P Certificates) related to that Subgroup.

Subordinate Certificates: The Group 1B, Group 2B or Group 3B Certificates, as the context requires.

Subordinate Certificate Writedown Amount: The amount described in Section 5.03(d).

Subordinate Class Percentage: As to any Distribution Date and any Class of Group 1B, Group 2B or Group 3B Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Group 1B, Group 2B or Group 3B Certificates, as applicable, on such date.

Subordinate Percentage: With respect to each Mortgage Group, and any Distribution Date, the difference between 100% and the related Senior Percentage for such Mortgage Group for such Distribution Date.

Subordinate Prepayment Percentage: With respect to any Distribution Date and for each Mortgage Group, the difference between 100% and the related Senior Prepayment Percentage for such Mortgage Group for that Distribution Date.

Subordinate Principal Distribution Amount: The Group 1B Subordinate Principal Distribution Amount, the Group 2B Subordinate Principal Distribution Amount or the Group 3B Subordinate Principal Distribution Amount, as the context requires.

Subsequent Recoveries: With respect to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, amounts received by the Securities Administrator from the Master Servicer or Servicer, specifically related to such Liquidated Mortgage Loan.

Substitution Amount: As defined in the second paragraph of Section 2.05(b).

Tax Matters Person: The “tax matters person” as specified in the REMIC Provisions, which shall initially be the Holder of the Class A-R Certificate.

Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon on or after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the Depositor’s rights assigned to the Trustee under the Purchase and Servicing Agreements, as modified by the Acknowledgements, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts, the Distribution Account, property that secured a Mortgage Loan, the pledge, control and guaranty agreements.

Trustee: U.S. Bank, National Association, a national banking association, organized under the laws of the United States and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files: as defined in Section 2.01(a).

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Undercollateralized Group: With respect to any Distribution Date and any Certificate Group, if the aggregate Class Principal Amount of such Certificate Group (other than the related Principal-Only Certificates) is greater than the aggregate Stated Principal Balance of the Mortgage Loans or Mortgage Components in the related Mortgage Group immediately prior to such Distribution Date.

Underwriter: J.P. Morgan Securities Inc.

Underwriter’s Exemption: The prohibited transaction exemption granted to the Underwriter, or its affiliate, and most recently amended and restated by PTE 2002 19, or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriter.

Underwriting Agreement: The Underwriting Agreement, dated February 19, 2004, among the Seller, the Depositor and the Underwriter.

Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

Upper-Tier REMIC: As described in the Preliminary Statement.

Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to each of the Class A-R, Class 1-A-9, Class 2-A-2, Class 2-A-10, Class 2-A-14, Class 4-A-2, Class 3-A-X, Class 5-A-X and Class 6-A-X Certificates and all other Classes of Certificates will be allocated 91% of all Voting Interests.  Voting Interests shall be allocated among such other Classes of Certificates based on the product of (i) 91.00% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Class Principal Amounts of all Certificates outstanding.  Voting Interests shall be allocated among the Certificates within each such Class in proportion to their Certificate Principal Amounts or Class National Amounts, as applicable, or Percentage Interests.

SECTION 1.02

Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer or the related Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or a Servicer.

ARTICLE II

DECLARATION OF TRUST;
ISSUANCE OF CERTIFICATES

SECTION 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

(a)

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.05, in trust, all the right, title and interest of the Depositor in and to the Trust Fund.  Such conveyance includes, without limitation: (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the rights of the Depositor as assignee of the Seller with respect to the Seller’s rights under the Purchase and Servicing Agreements pursuant to the Acknowledgements; (iv) all of the Depositor’s right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) if applicable, the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

In connection with such transfer and assignment of the Mortgage Loans, the Custodian acting on the Trustee’s behalf, will continue to hold the documents or instruments listed below with respect to each Mortgage Loan (each, a “Trustee Mortgage File”) so transferred and assigned.

On the Closing Date, the Custodian shall deliver to the Trustee and the Depositor certification (“Custodian Certification”) substantially in the form attached hereto as Exhibit L certifying that, pursuant to each related Custodial Agreement, the applicable Originator delivered and released to the Custodian with respect to the CMMC Mortgage Loans, the Cendant Mortgage Loans and the National City Mortgage Loans and delivered and released to the Custodian to the extent required under the Harris Trust Purchase and Servicing Agreement with respect to the Harris Trust Mortgage Loans, subject to and in accordance with the relevant section of each related Purchase and Servicing Agreement, the following documents in the manner required by the related Purchase and Servicing Agreement pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule (provided, however, that the Custodian shall not be required nor does it intend to re-examine the contents of the Trustee Mortgage File for any of the Mortgage Loans in connection with entering into this Agreement or providing the Custodian Certification required pursuant to this Section 2.01):

(i)

with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable);

(ii)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon and in the case of the each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon;

(iii)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) endorsed to “U.S. Bank, National Association, as Trustee of J.P. Morgan Mortgage Trust 2004-S2, Mortgage Pass-Through Certificates, without recourse”;

(iv)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the originals of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, or if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Originator to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

(v)

with respect to each Mortgage Loan (other than a Cooperative Loan), the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(vi)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;

(vii)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), the original power of attorney and guaranty agreement with respect to such Mortgage Loan;

(viii)

if applicable, the original or certified copy of the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation and related assignment of such certificates or an assignment of such Cooperative Shares, in blank, executed by the Mortgagor with such signature guaranteed;

(ix)

with respect to each Mortgage Loan which constitutes a Cooperative Loan:

(A)

the original of any security agreement or similar document executed in connection with the Cooperative Loan;

(B)

the original Recognition Agreement;

(C)

UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the jurisdiction in which the Cooperative Property is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

(D)

the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank; and

(x)

any other document or instruments required to be delivered under the related Custodial Agreement.

In addition, in connection with the assignment of any MERS Mortgage Loan, it is understood that the related Originator will cause the MERS® System to indicate that such Mortgage Loans have been assigned by the related Originator to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of Certificates issued in connection with such Mortgage Loans.  It is further understood that the related Originator will not, and the Servicer hereby agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(b)

[Reserved].

(c)

In instances where a title insurance policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee and is not so delivered, the Depositor will provide a copy of such title insurance policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(d)

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited.  All original documents that are not delivered to the Trustee or the Custodian on behalf of the Trustee shall be held by the related Servicer in trust for the benefit of the Trustee and the Certificateholders.

(e)

The Depositor and the Trustee hereto agree and understand that it is not intended that any Mortgage Loan be included in the Trust Fund that is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 and (iii) a “High-Cost Home Loan” as defined in the Massachusetts Predatory Home Loan Practices Act.  The Trustee shall be entitled to indemnification from the Depositor and the Trust Fund for any loss, liability or expense arising out of, or in connection with, the provisions of this Section 2.01(e), including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to such provisions.

SECTION 2.02

Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)

The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule.

(b)

With respect to the Mortgage Loans, in the event there exist exceptions noted on the related Custodian Certification (substantially in the form of Exhibit L), not later than 90 days after the Closing Date the Custodian shall deliver to the Trustee and the Depositor a further certification with any applicable exceptions noted thereon.

(c)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Securities Administrator, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)

Each of the parties hereto acknowledges that (i) the Custodian has performed the applicable review of the Mortgage Loans and has delivered the Custodian Certification as provided herein and in the Custodial Agreements on the Closing Date and (ii) thereafter, if applicable, the Custodian shall perform the applicable review of the Mortgage Loans and deliver the further certifications as provided herein and in the applicable Custodial Agreements.

(e)

Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase and Servicing Agreements.

SECTION 2.03

Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Servicer, the Master Servicer and the Securities Administrator as of the Closing Date or such other date as is specified, that:

(i)

the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)

the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)

the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)

immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the “UCC”), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)

The Mortgage Loans constitute “instruments” within the meaning of the applicable UCC;

(ix)

Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)

None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)

The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto

SECTION 2.04

Representations and Warranties as to the Mortgage Loans.

(a)

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

(i)

Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.  The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

(ii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

(iii)

As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

SECTION 2.05

Discovery of Breach; Repurchase or Substitution of Mortgage Loans; Representations and Warranties of Seller as to the Mortgage Loans.

(a)

Upon discovery by the Depositor, the Seller or the related Originator or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the Custodian’s certifications as required under the related Custodial Agreements, that a document is missing from, a Trustee Mortgage File, or discovery by the Trustee, the Depositor, the Seller or the related Originator of the breach by such Originator or Seller of any representation or warranty under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, in the case of the Originator, or under this Agreement, in the case of the Seller, in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of the Depositor, the Seller and the related Originator hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor and the Seller or the related Originator, as applicable, in writing of such defective or missing document or breach and request that the Seller or related Originator deliver such missing document or cure or cause the cure of such defect or breach within a period of time specified in the related Purchase and Servicing Agreement, and if the Seller or related Originator, as applicable, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the related Originator under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, or, to the extent that the related Originator fails to cure such defect or breach, the Seller under this Agreement, and shall cause the related Originator or the Seller, as the case may be, to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such specified period (subject to Section 2.05(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such specified period (unless permitted a greater period of time to cure under the related Purchase and Servicing Agreement), subject to Section 2.05(c) below, if the related Originator or the Seller, as applicable, shall have commenced to cure such breach within such specified period, the related Originator or the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within such additional time as is reasonably determined by the Trustee to cure such breach.  To the extent that any costs and damages are incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of any Mortgage Loan repurchased by the related Originator or the Seller, such costs and damages shall be included in the Purchase Price of such repurchased Mortgage Loan and shall be borne by the Seller.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release or cause the Custodian to release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  If pursuant to the foregoing provisions the related Originator or the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall cause MERS to designate on the MERS® System the related Originator or the Seller, as applicable, as the beneficial holder of such Mortgage Loan.

In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.05(b) below.  It is understood and agreed that the obligations of the Originators and the Seller to cure or to repurchase (or to substitute for) any related Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

(b)

Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.05(a) above must be effected prior to the last Business Day that is within two years after the Closing Date.  As to any Deleted Mortgage Loan for which the related Originator or the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers’ Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution.  Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the related Originator or the Seller, as applicable.  For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the related Originator or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the related Purchase and Servicing Agreement, as modified by the related Acknowledgement, including all representations and warranties thereof included in such Purchase and Servicing Agreement, as modified by the Acknowledgement, in each case as of the date of substitution.

For any month in which an Originator or the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a “Substitution Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month’s interest on such excess amount at the applicable Net Mortgage Rate.  On the date of such substitution, the related Originator or Seller, as applicable, shall deliver or cause to be delivered to the related Servicer for deposit in the related Custodial Account an amount equal to the related Substitution Amount, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by such Servicer of such deposit, shall release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty as the related Originator or Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the related Originator or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event.  If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(c)

Upon discovery by the related Originator, the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two (2) Business Days give written notice thereof to the other parties.  In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in Section 2.05(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.05(a) above.  The Trustee shall re-convey to the related Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

(d)

Representations and Warranties of the Seller as to the Mortgage Loans.

The Seller hereby represents and warrants to the Trustee:

(i)

The representations and warranties of Harris Trust with respect to the Harris Trust Mortgage Loans in the Harris Trust Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the Harris Trust Purchase and Servicing Agreement.  With respect to the Harris Trust Mortgage Loans, the Seller hereby restates, as of the Closing Date, the representations and warranties contained in Section 7.01 of the Harris Trust Purchase and Servicing Agreement to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(ii)

The representations and warranties of CMMC with respect to the CMMC Mortgage Loans in the CMMC Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the related Purchase and Servicing Agreement.  With respect to the CMMC Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of the CMMC Purchase and Servicing Agreement with respect to each of the CMMC Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(iii)

The representations and warranties of Cendant with respect to the Cendant Mortgage Loans in the Cendant Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the Cendant Purchase and Servicing Agreement.  With respect to the Cendant Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in clauses (4), (20), (21), (25), (31) and (57) of Section 3.03 of the Cendant Purchase and Servicing Agreement with respect to each of the Cendant Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(iv)

The representations and warranties of National City with respect to the National City Mortgage Loans in the National City Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the National City Purchase and Servicing Agreement.  With respect to the National City Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of the National City Purchase and Servicing Agreement with respect to each of the National City Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(v)

The Seller hereby represents and warrants that, as of the Closing Date (i) no Mortgage Loan is a “high cost” loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6 Revised, Appendix E), (ii) no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act, (iii) each Mortgage Loan at the time is was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan and (iv) each Mortgage Loan is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code.

(vi)

The Seller agrees to comply with the provisions of Section 2.05 in respect of a breach of any of such representations and warranties.

SECTION 2.06

Grant Clause.

(a)

It is intended that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law.  If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

(b)

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of an Originator, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of an Originator or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws.  Neither the Originators nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, any Originator or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Originators and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b), it being understood that such immediate or mediate transferees are under no obligation to make such filings.

ARTICLE III

THE CERTIFICATES

SECTION 3.01

The Certificates.

(a)

The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code.  The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount, or Notional Amount, as applicable, or in the Percentage Interests, specified herein.  Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  Each Class of Non-Book-Entry Certificates other than the Residual Certificates shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  The Residual Certificates shall be issued as single Certificates and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of each such Class.

(b)

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee or of the Securities Administrator on its behalf.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the written order of the Depositor upon receipt by the Trustee of the Trustee Mortgage Files described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee to the Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

(c)

The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a “Restricted Global Security”).

SECTION 3.02

Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  The Trustee may appoint a bank or trust company to act as successor Certificate Registrar.  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator.  The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

SECTION 3.03

Transfer and Exchange of Certificates.

(a)

A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)

A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)

By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

(ii)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

(d)

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in any nonexempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA, or Section 4975 of the Code, (collectively, a “Plan”) or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor, the Securities Administrator or any Servicer to any obligation in addition to those undertaken in this Agreement.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit J.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates to the Underwriter.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

(e)

As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)

Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W 8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

(g)

Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

SECTION 3.04

Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

SECTION 3.05

Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Trustee or the Certificate Registrar or (ii) the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

SECTION 3.06

Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

SECTION 3.07

Temporary Certificates.

(a)

Pending the preparation of definitive Certificates, upon the written order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)

If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

SECTION 3.08

Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee.  If the Paying Agent is not the Trustee or the Securities Administrator, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

SECTION 3.09

Book-Entry Certificates.

(a)

Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)

the provisions of this Section 3.09 shall be in full force and effect;

(ii)

the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)

to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)

the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)

Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)

If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent, (ii) the Depositor, at its option, advises the Paying Agent in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.  Notwithstanding the foregoing, the Certificate Registrar, upon the written instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

SECTION 4.01

Custodial Accounts; Distribution Account.

(a)

On or prior to the Closing Date, the Master Servicer shall have caused each Servicer to establish and maintain one or more Custodial Accounts into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Purchase and Servicing Agreement, shall be deposited.  On each Distribution Account Deposit Date, each Servicer shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Purchase and Servicing Agreement.

(b)

The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of U.S. Bank National Association, as Trustee for the benefit of J.P. Morgan Mortgage Trust 2004-S2, Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall, promptly upon receipt from each Servicer, on each Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)

the aggregate of collections with respect to the Mortgage Loans remitted by each  Servicer from the related Custodial Accounts in accordance with this Agreement and the related Purchase and Servicing Agreements;

(ii)

any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensating Interest Payments with respect to the Mortgage Loans not paid by the applicable Servicer; and

(iii)

any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)

In the event the Master Servicer or any Servicer, has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or such Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)

On each Distribution Date and Redemption Date, the Securities Administrator, as Paying Agent, shall withdraw from funds available in the Distribution Account and distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.

(e)

Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Master Servicer, which shall mature not later than one (1) Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Master Servicer, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee.  All income and gain realized from any Permitted Investment shall be for the benefit of the Master Servicer, as additional compensation for its duties hereunder, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.

SECTION 4.02

[Reserved].

SECTION 4.03

[Reserved].

SECTION 4.04

Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee, the Depositor and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from each Servicer or the Master Servicer):

(a)

the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)

the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)

the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

(d)

the amount of any unpaid Interest Shortfall and the related accrued interest thereon, with respect to each Class of Certificates;

(e)

the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

(f)

the Aggregate Stated Principal Balance of the Mortgage Loans in each Mortgage Group at the end of the related Prepayment Period;

(g)

the Senior Percentage and the Subordinate Percentage for each Mortgage Group for the following Distribution Date;

(h)

the Senior Prepayment Percentage and Subordinate Prepayment Percentage for each Mortgage Group for the following Distribution Date;

(i)

in the aggregate and with respect to each Pool, the amount of the Servicing Fee paid to or retained by Servicer;

(j)

in the aggregate and with respect to each Mortgage Group, the amount of Advances for the related Due Period;

(k)

in the aggregate and with respect to each Pool, the number and Stated Principal Balance of the Mortgage Loans or Mortgage Components, as applicable, that were (A) Delinquent (exclusive of Mortgage Loans or Mortgage Components, as applicable, in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(l)

in the aggregate and with respect to each Pool, for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period;

(m)

in the aggregate and with respect to each Mortgage Group, the amount of Realized Losses incurred during the preceding calendar month;

(n)

in the aggregate and with respect to each Mortgage Group, the cumulative amount of Realized Losses incurred since the Closing Date;

(o)

the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(p)

each Special Hazard Loss Coverage Amount, each Fraud Loss Coverage Amount and each Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date;

(q)

the Certificate Interest Rate for each Class of Certificates (other than the Principal-Only Certificates) for that Distribution Date; and

(r)

the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group or Principal Transfer Amounts between Groups in the event of Rapid Prepayment Conditions.

The Securities Administrator shall make such reports available each month via the Securities Administrator’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Trustee, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Purchase and Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator’s actual expenses incurred in providing such reports and access.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

SECTION 5.01

Distributions Generally.

(a)

Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of a Class of Interest-Only Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)

All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

SECTION 5.02

Distributions from the Distribution Account.

(a)

Subject to Sections 5.02(i) and (j), on each Distribution Date, the Available Distribution Amount for Pool 1 shall be withdrawn by the Securities Administrator from funds on deposit in the Distribution Account and allocated among the Group 1 Certificates in the following order of priority with corresponding allocations to the related Lower-Tier Interests and Middle-Tier Interests:

(i)

concurrently, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each class of Class 1A Certificates (other than the Class 1-A-P Certificates;

(ii)

concurrently,

(A)

to the Class 1-A-P Certificates, the Class AP Principal Distribution Amount for Subgroup 1-1;

(B)

from payments in respect of principal on the Subgroup 1-1 Mortgage Components (other than the portion of principal received on the related Class P Fraction of the Class P Mortgage Components), to the Class 1-A-1 and Class 1-A-2 Certificates, up to the related Senior Principal Distribution Amount, sequentially, as follows:

(1)

first, to the Class 1-A-1 Certificates, until its Class Principal Amount has been reduced to zero; and

(2)

second, to the Class 1-A-2 Certificates, until its Class Principal Amount has been reduced to zero.

provided, however, on and after the Credit Support Depletion Date for the  Group 1B Certificates, the Class 1-A-1 and Class 1-A-2 Certificates will receive principal distributions of the related Senior Principal Distribution Amount pro rata based on their respective Class Principal Amounts;

(C)

from payments in respect of principal on the Subgroup 1-2 Mortgage Components, to the Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6 and Class 1-A-7 Certificates, up to the related Senior Principal Distribution Amount, concurrently, as follows:

(1)

67.1710044806% to the Class 1-A-3 Certificates, until its Class Principal Amount has been reduced to zero; and

(2)

32.8289955194%, sequentially, as follows

(a)

first, to the Class 1-A-4, Class 1-A-5 and Class 1-A-6 Certificates, pro rata, based on Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero; and

(b)

second, to the Class 1-A-7 Certificates, until its Class Principal Amount has been reduced to zero.

provided, however, on or after the Credit Support Depletion Date for the Group 1B Certificates, the Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6 and Class 1-A-7 Certificates will receive principal distributions of the related Senior Principal Distribution Amount pro rata based on their respective Class Principal Amount.

(D)

from payments in respect of principal on the Subgroup 1-3 Mortgage Components, to the Class 1-A-8 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(iii)

if such Distribution Date is prior to the Credit Support Depletion Date for the Group 1B Certificates, to the Class 1-A-P Certificates, to the extent of amounts otherwise available to pay the Group 1B Subordinate Principal Distribution Amount, the related Class P Shortfall Amount; provided, however, that any amounts distributed pursuant to this subclause (iii) will not cause a further reduction on the Class Principal Amount of the Class 1-A-P Certificates;

(iv)

to the Group 1B Certificates, in the following order of priority;

(A)

to the Class 1-B-1 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(B)

to the Class 1-B-1 Certificates, such class’s Subordinate Class Percentage of the Group 1B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(C)

to the Class 1-B-2 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(D)

to the Class 1-B-2 Certificates, such class’s Subordinate Class Percentage of the Group 1B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(E)

to the Class 1-B-3 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(F)

to the Class 1-B-3 Certificates, such class’s Subordinate Class Percentage of the Group 1B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(G)

to the Class 1-B-4 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(H)

to the Class 1-B-4 Certificates, such class’s Subordinate Class Percentage of the Group 1B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(I)

to the Class 1-B-5 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(J)

to the Class 1-B-5 Certificates, such class’s Subordinate Class Percentage of the Group 1B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(K)

to the Class 1-B-6 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls; and

(L)

to the Class 1-B-6 Certificates, such class’s Subordinate Class Percentage of the Group 1B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero.

(v)

to the Class A-R Certificate, any remaining amount of the Available Distribution Amount for Pool 1.

(b)

Subject to Sections 5.02(i) and (j), on each Distribution Date, the Available Distribution Amount for Pool 2 and Pool 3 shall be withdrawn by the Securities Administrator from funds on deposit in the Distribution Account and allocated among the Class 2A, Class 3A, and Group 2B Certificates in the following order of priority with corresponding allocations to the related Lower-Tier Interests and Middle-Tier Interests:

(i)

With respect to the Class 2A Certificates, to the extent of the Available Distribution Amount for Pool 2 for that Distribution Date:

(A)

concurrently, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each class of Class 2A Certificates (other than the Class 2-A-P Certificates); provided, however, that on or before the Class 2-A-4 Accretion Termination Date, the amount of interest that would otherwise be distributable to the Class 2-A-4 Certificates pursuant to this paragraph (1)(a) will instead be distributed as principal to certain Class 2A Certificates in the manner described in (E) below;

(B)

concurrently,

(1)

to the Class 2-A-P Certificates, the Class AP Principal Distribution Amount for Subgroup 2-1;

(2)

from payments in respect of principal on the Subgroup 2-1 Mortgage Components (other than the portion of principal received on the related Class P Fraction of the Class P Mortgage Components), to the Class 2-A-1, Class 2-A-3, Class 2-A-4 and Class A-R Certificates, up to the related Senior Principal Distribution Amount, sequentially, as follows:

(a)

first, to the Class A-R Certificates, until its Class Principal Amount has been reduced to zero;

(b)

second, to the Class 2-A-1 Certificates, until its Class Principal Amount has been reduced to zero;

(c)

third, to the Class 2-A-3 Certificates, until its Class Principal Amount has been reduced to zero;

(d)

fourth, to the Class 2-A-4 Certificates, until its Class Principal Amount has been reduced to zero;

provided, however, on and after the Credit Support Depletion Date for the  Group 2B Certificates, the Class 2-A-1, Class 2-A-3, Class 2-A-4 and Class A-R Certificates will receive principal distributions of the related Senior Principal Distribution Amount pro rata based on their respective Class Principal Amounts;

(C)

from payments in respect of principal on the Subgroup 2-2 Mortgage Components, to the Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-11 and Class 2-A-12 Certificates, up to the related Senior Principal Distribution Amount, sequentially, as follows:

(1)

first, to the Class 2-A-5 Certificates, the Class 2-A-5 Priority Amount for that Distribution Date, until its Class Principal Amount has been reduced to zero;

(2)

second, to the Class 2-A-6, Class 2-A-7, Class 2-A-8 and Class 2-A-9 Certificates, concurrently, as follows;

(a)

50.7479199423%, sequentially, as follows:

(I)

to the Class 2-A-7 Certificates, until its Class Principal Amount has been reduced to zero;

(II)

to the Class 2-A-8 Certificates, until its Class Principal Amount has been reduced to zero;

(b)

49.2520800577%, to the Class 2-A-6 and Class 2-A-9 Certificates, pro rata based on their Class Principal Amount, until their respective Class Principal Amounts have been reduced to zero;

(3)

third, to the Class 2-A-11 Certificates, until its Class Principal Amount has been reduced to zero;

(4)

fourth, to the Class 2-A-12 Certificates, until its Class Principal Amount has been reduced to zero;

(5)

fifth, to the Class 2-A-5 Certificates, until its Class Principal Amount has been reduced to zero;

provided, however, on or after the Credit Support Depletion Date for the Group 2B Certificates, the Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-11 and Class 2-A-12 Certificates will receive principal distributions of the related Senior Principal Distribution Amount pro rata based on their respective Class Principal Amounts.

(D)

from payments in respect of principal on the Subgroup 2-3 Mortgage Components, to the Class 2-A-13 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(E)

On each Distribution Date on or before the Class 2-A-4 Accretion Termination Date, the Class 2-A-4 Accrual Amount will be distributed, as principal, as follows:

(1)

first, to the Class 2-A-1 Certificates, until its Class Principal Amount has been reduced to zero;

(2)

second, to the Class 2-A-3 Certificates, until its Class Principal Amount has been reduced to zero;

(3)

third, to the Class 2-A-4 Certificates, until its Class Principal Amount has been reduced to zero;

(ii)

With respect to the Class 3A Certificates, to the extent of the Available Distribution Amount for Pool 3 for that Distribution Date:

(A)

concurrently, to the Class 3A Certificates entitled to interest, the payment of the applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(B)

concurrently,

(1)

to the Class 3-A-P Certificates, the Class AP Principal Distribution Amount for Pool 3; and

(2)

to the Class 3-A-1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount is reduced to zero;

(iii)

With respect to the Class 2-A-P, Class 3-A-P and Group 2B Certificates, to the extent of the Available Distribution Amount for Pool 2 and Pool 3 remaining after giving effect to payments made pursuant to subclause (b)(i) and (ii) above:

(A)

if such Distribution Date is prior to the Credit Support Depletion Date for the Group 2B Certificates, to the Class 2-A-P and Class 3-A-P Certificates, to the extent of amounts otherwise available to pay the Group 2B Subordinate Principal Distribution Amount, the related Class P Shortfall Amount, pro rata based on amounts due; provided, however that any amounts distributed pursuant to this subclause (iii)(A) will not cause further reduction in the Class Principal Amounts of the Class 2-A-P or Class 3-A-P Certificates, as applicable;

(B)

to the Group 2B Certificates in the following order of priority:

(1)

to the Class 2-B-1 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(2)

to the Class 2-B-1 Certificates, such class’s Subordinate Class Percentage of the Group 2B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(3)

to the Class 2-B-2 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(4)

to the Class 2-B-2 Certificates, such class’s Subordinate Class Percentage of the Group 2B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(5)

to the Class 2-B-3 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(6)

to the Class 2-B-3 Certificates, such class’s Subordinate Class Percentage of the Group 2B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(7)

to the Class 2-B-4 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(8)

to the Class 2-B-4 Certificates, such class’s Subordinate Class Percentage of the Group 2B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(9)

to the Class 2-B-5 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(10)

to the Class 2-B-5 Certificates, such class’s Subordinate Class Percentage of the Group 2B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(11)

to the Class 2-B-6 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(12)

to the Class 2-B-6 Certificates, such class’s Subordinate Class Percentage of the Group 2B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(iv)

to the Class A-R Certificate, any remaining amount of the Available Distribution Amount for Pool 2 and Pool 3;

(c)

Subject to Sections 5.02(i) and (j), on each Distribution Date, the Available Distribution Amount for Pool 4, Pool 5 and Pool 6 shall be withdrawn by the Securities Administrator from funds on deposit in the Distribution Account and allocated among the Class 4A, Class 5A, Class 6A and Group 3B Certificates in the following order of priority with corresponding allocations to the related Lower-Tier Interests and Middle-Tier Interests:

(i)

With respect to the Class 4A Certificates, to the extent of the Available Distribution Amount for Pool 4 for that Distribution Date:

(A)

concurrently, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each class of Class 4A Certificates (other than the Class 4-A-P Certificates);

(B)

concurrently,

(1)

to the Class 4-A-P Certificates, the Class AP Principal Distribution Amount for Subgroup 4-1;

(2)

from payments in respect of principal on the Subgroup 4-1 Mortgage Components (other than the portion of principal received on the related Class P Fraction of the Class P Mortgage Components), to the Class 4-A-4 Certificates, up to the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(3)

from payments in respect of principal on the Subgroup 4-2 Mortgage Components, to the Class 4-A-5 Certificates, up to the related Senior Principal Distribution Amount, , until its Class Principal Amount has been reduced to zero;;

(4)

from payments in respect of principal on the Subgroup 4-3 Mortgage Components, to the Class 4-A-6 Certificates, up to the related Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(5)

from payments in respect of principal on the Subgroup 4-4 Mortgage Components, to the Class 4-A-1 and Class 4-A-3 Certificates, pro rata based on their Class Principal Amounts, up to the related Senior Principal Distribution Amount, until their respective Class Principal Amounts are reduced to zero.

(ii)

With respect to the Class 5A Certificates, to the extent of the Available Distribution Amount for Pool 5 for that Distribution Date:

(A)

concurrently, to the Class 5A Certificates entitled to interest, the payment of the applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(B)

concurrently,

(1)

to the Class 5-A-P Certificates, the Class AP Principal Distribution Amount for Pool 5; and

(2)

to the Class 5-A-1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount is reduced to zero;

(iii)

With respect to the Class 6A Certificates, to the extent of the Available Distribution Amount for Pool 6 for that Distribution Date:

(A)

concurrently, to the Class 6A Certificates entitled to interest, the payment of the applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(B)

concurrently,

(1)

to the Class 6-A-P Certificates, the Class AP Principal Distribution Amount for Pool 6; and

(2)

to the Class 6-A-1 Certificates, the related Senior Principal Distribution Amount, until its Class Principal Amount is reduced to zero;

(iv)

With respect to the Class 4-A-P, Class 5-A-P, Class 6-A-P and Group 3B Certificates, to the extent of the Available Distribution Amount for Pool 4, Pool 5 and Pool 6 remaining after giving effect to payments made pursuant to subclause (c)(i) through (iii) above:

(A)

if such Distribution Date is prior to the Credit Support Depletion Date for the Group 3B Certificates, to the Class 4-A-P, Class 5-A-P and Class 6-A-P Certificates, to the extent of amounts otherwise available to pay the Group 3B Subordinate Principal Distribution Amount, the related Class P Shortfall Amount, pro rata based on amounts due; provided, however that any amounts distributed pursuant to this subclause (iv)(A) will not cause further reduction in the Class Principal Amounts of the Class 4-A-P, Class 5-A-P and Class 6-A-P Certificates, as applicable;

(B)

to the Group 3B Certificates in the following order of priority:

(1)

to the Class 3-B-1 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(2)

to the Class 3-B-1 Certificates, such class’s Subordinate Class Percentage of the Group 3B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(3)

to the Class 3-B-2 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(4)

to the Class 3-B-2 Certificates, such class’s Subordinate Class Percentage of the Group 3B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(5)

to the Class 3-B-3 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(6)

to the Class 3-B-3 Certificates, such class’s Subordinate Class Percentage of the Group 3B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(7)

to the Class 3-B-4 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(8)

to the Class 3-B-4 Certificates, such class’s Subordinate Class Percentage of the Group 3B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(9)

to the Class 3-B-5 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(10)

to the Class 3-B-5 Certificates, such class’s Subordinate Class Percentage of the Group 3B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(11)

to the Class 3-B-6 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls;

(12)

to the Class 3-B-6 Certificates, such class’s Subordinate Class Percentage of the Group 3B Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)

to the Class A-R Certificate, any remaining amount of the Available Distribution Amount for Pool 4, Pool 5 and Pool 6.

(d)

Notwithstanding the priority and allocation set forth in Sections 5.02(a)(iv), (b)(iii) and (c)(iv) above, if with respect to any Class of Group 1B, Group 2B or Group 3B Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all other Classes of Group 1B, Group 2B or Group 3B Certificates, as applicable, which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments shall be made to any such Classes and the amount of such Principal Prepayment otherwise distributable to such Classes shall be distributed to any Classes of Group 1B, Group 2B or Group 3B Certificates, as applicable, having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Sections 5.02(a)(iv), (b)(iii) and (c)(iv) above.

(e)

Amounts distributed to the Residual Certificates pursuant to Sections 5.02(a)(v), 5.02(b)(iv) and 5.02(c)(v) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.

(f)

[Reserved].

(g)

[Reserved].

(h)

For purposes of distributions of interest pursuant to Sections 5.02(a), (b) and (c) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(i)

Notwithstanding the priority of distributions set forth in (A) Section 5.02(a) above, if on any Distribution Date prior to the Credit Support Depletion Date relating to the Group 1B Certificates (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the Class Principal Amount of the Senior Certificates related to Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3 (other than the Class 1-A-P Certificates) has been reduced to zero, then that portion of the Available Distribution Amount for that Subgroup that represents principal collections on the Mortgage Components shall be applied as an additional distribution to the remaining Classes of Senior Certificates of such other Subgroups in reduction of, and in proportion to, the Class Principal Amounts thereof, (B) Section 5.02(b) above, if on any Distribution Date prior to the Credit Support Depletion Date relating to the Group 2B Certificates (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the Class Principal Amount of the Senior Certificates related to either Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 or Pool 3 has been reduced to zero, then that portion of the Available Distribution Amount for that Subgroup or Pool that represents principal collections on the Mortgage Components or Mortgage Loans shall be applied as an additional distribution to the remaining Classes of related Senior Certificates of such other Subgroups or Pools in reduction of, and in proportion to, the Class Principal Amounts thereof and (C) Section 5.02(c) above, if on any Distribution Date prior to the Credit Support Depletion Date relating to the Group 3B Certificates (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the Class Principal Amount of the Senior Certificates related to either Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 or Pool 6 has been reduced to zero, then that portion of the Available Distribution Amount for that Subgroup or Pool that represents principal collections on the Mortgage Components or Mortgage Loans shall be applied as an additional distribution to the remaining Classes of related Senior Certificates of such other Subgroups or Pools in reduction of, and in proportion to, the Class Principal Amounts thereof.

(j)

(A) If, on any Distribution Date, the Senior Certificates related to Subgroup 1-1, Subgroup 1-2 or Subgroup 1-3 would constitute an Undercollateralized Group and any of such other Subgroups constitutes an Overcollateralized Group, then notwithstanding Section 5.02(a), the Available Distribution Amount for such Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group to the Senior Certificates related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

(B) If on any Distribution Date the Senior Certificates related to Subgroup 2-1, Subgroup 2-2, Subgroup 2-3 or Pool 3 would constitute an Undercollateralized Group and any such other Certificate Group constitutes an Overcollateralized Group, then notwithstanding Section 5.02(b), the Available Distribution Amount for such Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group to the Senior Certificates related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

(C) If on any Distribution Date the Senior Certificates related to Subgroup 4-1, Subgroup 4-2, Subgroup 4-3, Subgroup 4-4, Pool 5 or Pool 6 would constitute an Undercollateralized Group and any such other Certificate Group constitutes an Overcollateralized Group, then notwithstanding Section 5.02(c), the Available Distribution Amount for such Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group to the Senior Certificates related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

If more than one Undercollateralized Group related to a Subgroup or Pool exists on any Distribution Date, the sum of the Interest Transfer Amounts and the Principal Transfer Amounts shall be allocated among such Undercollateralized Groups, pro rata, on the basis of the amount by which the aggregate Class Principal Amount of the related Senior Certificates immediately prior to such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Components or Mortgage Loans in that Undercollateralized Group. If more than one Overcollateralized Group related to a Subgroup or Pool exists on any Distribution Date, reductions in the Available Distribution Amount for such Overcollateralized Groups to make the payments required to be made pursuant to this Section 5.02(i) on such Distribution Date shall be made pro rata, on the basis of the Class Principal Amount of the related Senior Certificates.

SECTION 5.03

Allocation of Losses.

(a)

On or prior to each Distribution Date, the Securities Administrator shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses, including Excess Losses, experienced on the Mortgage Loans or Mortgage Components, as applicable, for the related Distribution Date.

(b)

Realized Losses on the Pool 1 Mortgage Loans or, in the case of subparagraph (b)(1)(i), second, below, Mortgage Components in a Group 1 Subgroup with respect to any Distribution Date shall be allocated by the Securities Administrator to the Classes of Group 1 Certificates as follows:

(1)

(i)

On each Distribution Date, the principal portion of Realized Losses (other than the Class P Fraction of Realized Losses on Class P Mortgage Components) shall be allocated as follows:

first, to the Classes of Group 1B Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Group 1B Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

second, to each Class of Class 1A Certificates (other than the Interest-Only and Class 1-A-P Certificates) relating to the Group 1 Subgroup sustaining such loss, pro rata, based on Class Principal Amount, until the Class Principal Amount of each such Class of Class 1A Certificates is reduced to zero; ;provided, however; Realized Losses which would otherwise be allocated to the Class 1-A-5 Certificates will instead be allocated to the Class 1-A-6 Certificates, until the Class Principal Balance of the Class 1-A-6 Certificates is reduced to zero;

(ii)

On each Distribution Date, the applicable Class P Fraction of any Realized Loss, including any Excess Losses will be allocated to the Class 1-A-P Certificates, until the Class Principal Amount of such Class is reduced to zero.

(2)

On each Distribution Date, any Excess Losses on the Mortgage Components in a Group 1 Subgroup shall be allocated to the Classes of Class 1A Certificates relating to the Group 1 Certificate sustaining such loss (other than the Interest-Only and Principal-Only Certificates) and the Group 1B Certificates then outstanding, pro rata, on the basis of, with respect to such Class 1A Certificates, their respective Class Principal Amounts and, with respect to each Class of Group 1B Certificates, the applicable Apportioned Principal Balance for each such Class relating to the Group 1 Subgroup in which such Realized Losses occurs.

(c)

Realized Losses on the Pool 2 and Pool 3 Mortgage Loans or, in the case of subparagraph (c)(1)(i) second, below, Mortgage Components in a Group 2 Subgroup with respect to any Distribution Date shall be allocated by the Securities Administrator to the Classes of Class 2A, Class 3A and Group 2B Certificates as follows:

(1)

(i)

On each Distribution Date, the principal portion of Realized Losses (other than the Class P Fraction of Realized Losses on Class P Mortgage Components or Class P Mortgage Loans) shall be allocated as follows:

first, to the Classes of Group 2B Certificates in reverse order of their respective numerical Class designations (beginning with the Class of 2B Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Senior Certificates of the related Certificate Group (other than the Interest-Only and Principal-Only Certificates) related to the Group 2 Subgroup or Pool 3 sustaining such loss, pro rata, based on Class Principal Amounts (or, with respect to the Class 2-A-4 Certificates, the lesser of the initial or outstanding Class Principal Amount), until the Class Principal Amount of each such Class of Senior Certificates is reduced to zero;

(ii)

On each Distribution Date, the applicable Class P Fraction of any Realized Loss, including any Excess Losses will be allocated to the related Principal-Only Certificates, until the Class Principal Amount of each such Class is reduced to zero.

(d)

Realized Losses on the Pool 4, Pool 5 and Pool 6 Mortgage Loans or, in the case of subparagraph (d)(1)(i) second, below, Mortgage Components in a Group 4 Subgroup with respect to any Distribution Date shall be allocated by the Securities Administrator to the Classes of Class 4A, Class 5A, Class 6A and Group 3B Certificates as follows:

(1)

(i)

On each Distribution Date, the principal portion of Realized Losses (other than the Class P Fraction of Realized Losses on Class P Mortgage Components or Class P Mortgage Loans) shall be allocated as follows:

first, to the Classes of Group 2B Certificates in reverse order of their respective numerical Class designations (beginning with the Class of 2B Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Senior Certificates of the related Certificate Group (other than the Interest-Only and Principal-Only Certificates) related to the Group 4 Subgroup or Pool 5 or Pool 6 sustaining such loss, pro rata, based on Class Principal Amounts, until the Class Principal Amount of each such Class of Senior Certificates is reduced to zero; provided, however; Realized Losses which would otherwise be allocated to the Class 4-A-1 Certificates will instead be allocated to the Class 4-A-3 Certificates, until the Class Principal Balance of the Class 4-A-3 Certificates is reduced to zero;

(ii)

On each Distribution Date, the applicable Class P Fraction of any Realized Loss, including any Excess Losses will be allocated to the related Principal-Only Certificates, until the Class Principal Amount of each such Class is reduced to zero.

(e)

With respect to the Class 2A, Class 3A and Class 2B Certificates, on each Distribution Date, any Excess Losses on the Mortgage Components or Mortgage Loans in a Mortgage Group shall be allocated to the Classes of related Senior Certificates (other than the Interest-Only Certificates) and the Group 2B Certificates, as applicable, then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Principal Amounts (or in the case of the Class 2-A-4 Certificates, the lesser of its initial or outstanding Class Principal Amount) and, with respect to each Class of Group 2B Certificates, the applicable Apportioned Principal Balance for each such Class relating to the Mortgage Group in which such Realized Losses occurs.

(f)

With respect to the Class 4A, Class 5A, Class 6A and Class 3B Certificates, on each Distribution Date, any Excess Losses on the Mortgage Components or Mortgage Loans in a Mortgage Group shall be allocated to the Classes of related Senior Certificates (other than the Interest-Only and Principal-Only Certificates) and the Group 3B Certificates, as applicable, then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Principal Amounts and, with respect to each Class of Group 3B Certificates, the applicable Apportioned Principal Balance for each such Class relating to the Mortgage Group in which such Realized Losses occurs.

(g)

On each Distribution Date, the Class Principal Amount of the Class of Group 1B, Group 2B or Group 3B Certificates, as applicable, then outstanding with the highest numerical Class designation shall be reduced by the amount, if any, by which (a) with respect to the Group 1B Certificates, the aggregate of the Class Principal Amounts of all outstanding Classes of Group 1 Certificates (after giving effect to the distribution of principal and allocation of Realized Losses on such Distribution Date) exceeds the Aggregate Stated Principal Balance of Pool 1 for the following Distribution Date, (b) with respect to the Group 2B Certificates, the aggregate of the Class Principal Amounts of all outstanding Classes of Class 2A, Class 3A and Group 2B Certificates (after giving effect to the distribution of principal and allocation of Realized Losses on such Distribution Date) exceeds the Aggregate Stated Principal Balance of Pool 2 and Pool 3 in the aggregate for the following Distribution Date and (c) with respect to the Group 3B Certificates, the aggregate of the Class Principal Amounts of all outstanding Classes of Class 4A, Class 5A, Class 6A and Group 3B Certificates (after giving effect to the distribution of principal and allocation of Realized Losses on such Distribution Date) exceeds the Aggregate Stated Principal Balance of Pool 4, Pool 5 and Pool 6 in the aggregate for the following Distribution Date (such amount for any Distribution Date, the “Subordinate Certificate Write-down Amount”).

(h)

Any allocation of a loss pursuant to this Section 5.03 to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(i)

If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Principal Amount of each Class of Certificates to which Realized Losses have been allocated in respect of the related Liquidated Mortgage Loan, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to this Section 5.03.   Holders of such Certificates will not be entitled to any payment in respect of the Interest Distribution Amount on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs.  Any such increases shall be applied pro rata to the Principal Amount of each Certificate of such Class.

(j)

Notwithstanding the foregoing, if, on any Distribution Date after the related Credit Support Depletion Date with respect to an Aggregate Pool, a Special Hazard Loss on a Mortgage Loan in that Aggregate Pool is allocated to the related Classes of Senior Certificates, such Special Hazard Loss shall be allocated among such related Classes of Senior Certificates and the outstanding Classes of Subordinate Certificates related to the other Aggregate Pool in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation), pro rata, based on their respective Class Principal Amounts; provided, however, that any such Special Hazard Loss allocated to the Classes of Subordinate Certificates related to the other Aggregate Pool shall not exceed the remaining Special Hazard Loss Coverage Amount for such other Aggregate Pool.  Any allocation of a Special Hazard Loss pursuant to Section 5.03(g) shall be achieved through cash flow diversions and entitlements to carry-forward amounts from the non-related Class or Classes of Subordinate Certificates to which such Special Hazard Loss was allocated, to the extent of principal distributions made on such Subordinate Certificates.

SECTION 5.04

Advances by Master Servicer.

If any Servicer fails to remit any Advance required to be made under the related Purchase and Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance.  If the Master Servicer determines that such an Advance is required, it shall on the Business Day immediately preceding the related Distribution Date remit to the Securities Administrator from its own funds (or funds advanced by such Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance.  The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance.  If the Master Servicer determines that an Advance  is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

SECTION 5.05

Compensating Interest Payments.

The amount payable to the Master Servicer pursuant to Section 9.04 hereof in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment with respect to the Mortgage Loans for such Distribution Date, but only to the extent that Prepayment Interest Shortfalls with respect to the Mortgage Loans relating to such Distribution Date are required to be paid by the applicable Servicer pursuant to the related Purchase and Servicing Agreement, as amended by the Acknowledgements, but not actually paid by such Servicer.  Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.  The Master Servicer shall not be responsible for any Compensating Interest Payments in excess of the amount payable to it pursuant to Section 9.04.

ARTICLE VI

CONCERNING THE TRUSTEE AND
THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

SECTION 6.01

Duties of Trustee and the Securities Administrator.

(a)

The Trustee, except during the continuance of an Event of Default, and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator.  If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs, unless the Trustee is acting as master servicer of the Mortgage Loans, in which case it shall use the same degree of care and skill as a master servicer of the Mortgage Loans hereunder.

(b)

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement to the extent specified herein; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer or any other Person to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Securities Administrator shall notify the Person providing such instrument of such nonconformance and request that such instrument be corrected, and if the instrument is not corrected to the Securities Administrator ’s satisfaction, the Securities Administrator will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

(c)

Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.  Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).  No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)

For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)

For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)

No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement or the Servicers under the Purchase and Servicing Agreements;

(v)

Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Depositor, the Seller, any Servicer or any Custodian.

(d)

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Securities Administrator upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)

Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.

(f)

Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Purchase and Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)

The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

(h)

The Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(i)

Neither the Securities Administrator nor the Trustee shall be liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

(j)

Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)

Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another, or of the Master Servicer or of any Servicer.

SECTION 6.02

Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(i)

Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee and the Securities Administrator by the Trust Fund;

(v)

Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

(vi)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(vii)

The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

(viii)

Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

SECTION 6.03

Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than, in the case of the Securities Administrator, the certificate of authentication on the Certificates) or of any Mortgage Loan or Mortgage Component, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  The Trustee and the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 6.04

Trustee and the Securities Administrator May Own Certificates.

The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

SECTION 6.05

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

SECTION 6.06

Resignation and Removal of Trustee and the Securities Administrator.

(a)

Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.

(b)

If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating, then the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, acceptable to the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities Administrator, as applicable, and one copy to the Master Servicer.  The Depositor or the Trustee may remove the Securities Administrator, and the Depositor, with the Trustee’s approval, may appoint another Securities Administrator.  A Securities Administrator (i) may not be an Originator, the Depositor or an affiliate of Depositor unless the Securities Administrator is an institutional trust department of JPMorgan Chase Bank, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and must be rated at least “A/F1” by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody’s.  If no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after JPMorgan Chase Bank, as Securities Administrator, ceases to be the securities administrator pursuant to this Section 6.06(b), then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement.  The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

(c)

The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)

Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

SECTION 6.07

Successor Trustee and Successor Securities Administrator.

(a)

Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreements, to the extent permitted thereunder) or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents delivered to it for execution, properly executed and necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments delivered to it for execution, and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

(b)

No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

(c)

Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency.

SECTION 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

SECTION 6.09

Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)

Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer in writing that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)

Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)

all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)

no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)

the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)

Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)

No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)

The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)

The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

SECTION 6.10

Authenticating Agents.

(a)

The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

(b)

Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)

Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

SECTION 6.11

Indemnification of the Trustee, the Master Servicer and the Securities Administrator.

The Trustee, the Master Servicer and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund’s indemnification under this Section 6.11 is limited by Section 4.01(d) for any loss, liability or expense (including, without limitation, reasonable attorneys’ fees and disbursements) and, in the case of the Trustee, in connection with the Custodial Agreements, including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

(i)

with respect to any such claim, the Trustee, the Master Servicer or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Master Servicer the Securities Administrator, as applicable, shall have knowledge thereof; provided, however, that failure to give the Depositor such notice shall not affect the Trustee’s, the Master Servicer or the Securities Administrator’s rights to indemnification hereunder;

(ii)

while maintaining control over its own defense, the Trustee, the Master Servicer or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense;

(iii)

notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Master Servicer or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld or delayed; and

(iv)

such expense constitutes an “unanticipated expense” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

SECTION 6.12

Fees and Expenses of Securities Administrator and the Trustee.

(a)

As compensation for its services hereunder, the Securities Administrator shall be paid by the Master Servicer pursuant to a separate agreement between the Master Servicer and the Securities Administrator.  The Securities Administrator shall be entitled to prompt reimbursement or payment for all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct and such expenses that do not  constitute “unanticipated expenses” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).  Such reimbursement or payment shall be made from amounts on deposit in the Distribution Account.

(b)

As compensation for its services hereunder, the Trustee shall be entitled to receive a trustee fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and Master Servicer.  Any expenses incurred by the Trustee shall be reimbursed from amounts on deposit in the Distribution Account except such expenses that do not constitute “unanticipated expenses” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).

SECTION 6.13

Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement.  The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

SECTION 6.14

Events of Default; Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)

Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.04 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount of each Class of Certificates affected thereby; or

(ii)

Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)

The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

(vii)

If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

(viii)

A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or

(ix)

After receipt of notice from the Trustee, any failure of the Master Servicer to make any Advances required to be made hereunder.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.  The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans.  The Master Servicer being terminated shall bear all reasonable out-of-pocket costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.

If any Event of Default shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator and each Rating Agency of the nature and extent of such Event of Default.  The Trustee or the Securities Administrator shall immediately give written notice to the Master Servicer upon the Master Servicer’s failure to make Advances as required under this Agreement.

(b)

On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances with respect to the Mortgage Loans; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder.  In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the receipt by the Master Servicer of any notice of termination.  The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03.  In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer pursuant to Section 9.04 of this Agreement.

(c)

Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.  Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans, as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.  The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.  No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement.

SECTION 6.15

Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

SECTION 6.16

Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Trustee or Securities Administrator to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

SECTION 6.17

Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator and the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the occurrence of any Event of Default known to a Responsible Officer of the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

SECTION 6.18

Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the written request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

SECTION 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that the Trustee or the Securities Administrator shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee or the Securities Administrator shall give notice thereof to the Master Servicer.

SECTION 6.20

Preparation of Tax Returns and Other Reports.

(a)

The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to written instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Trustee notifies the Securities Administrator in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and forward to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law.  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator or the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by the Master Servicer.

(b)

The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS 4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such documents.

(c)

Within 15 days after each Distribution Date, the Securities Administrator shall, on behalf of the Trust and in accordance with industry standards, file with the Securities and Exchange Commission (the "Commission") via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8–K (or other comparable form containing the same or comparable information or other information mutually agreed upon) with a copy of the report to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 30, 2005 (and, if applicable, prior to March 30 of each year), the Securities Administrator shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 10–K with respect to the Trust Fund.  In addition, the Securities Administrator will cause its senior officer in charge of securitization to execute the certification (the "Form 10–K Certification") required pursuant to Rule 13a–14 under the Securities Exchange Act of 1934, as amended, and to file the same with the Commission prior to March 30, 2005 (and, if applicable, prior to March 30 of each year).  To the extent any information or exhibits required to be included in the Form 10–K are not timely received by the Securities Administrator prior to March 30, the Securities Administrator shall, on behalf of the Trust, file one or more amended Form 10–Ks to include such missing information or exhibits promptly after receipt thereof by the Securities Administrator.  Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Securities Administrator shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust Fund, if applicable.  Each of the Master Servicer and the Trustee agree to furnish to the Securities Administrator promptly, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Securities Administrator shall have no responsibility to file any items with the Commission other than those specified in this section.  The Securities Administrator agrees to indemnify and hold harmless the Depositor and each Person, if any, who “controls” the Depositor within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on any material misstatement or omission contained in any Form 8-K or Form 10-K filed pursuant to this Section 6.20; provided, however, that the Securities Administrator shall have no liability to any such Person with respect to any misstatement or omission in any information in, or in any exhibit to, such Form 8-K or Form 10-K that was provided by, or based on information provided by, any other Person to the Securities Administrator.  If an event occurs that would otherwise result in an indemnification obligation hereunder, but the indemnification provided for in this Section 6.20(c) by the Securities Administrator is unavailable or insufficient to hold harmless such Persons, then the Securities Administrator shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Securities Administrator on the other.

SECTION 6.21

Determination of LIBOR.

On each LIBOR Determination Date, the Securities Administrator shall determine LIBOR for the Accrual Period and make it available to the Master Servicer and each Servicer of such rate, and such rate shall be final and binding, absent a manifest error of the Securities Administrator.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND
TERMINATION OF THE TRUST FUND

SECTION 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)

The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)

[Reserved].

(c)

On any Distribution Date occurring on or after the Initial Optional Purchase Date, CMMC, has the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Sections 7.02 and 7.03 hereof to sell all of its property.  If CMMC elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the assets of the Trust Fund (the “Purchase Date”) deliver written notice to the Trustee, the Servicers, the Master Servicer and the Securities Administrator and either (a) deposit in the Distribution Account the Redemption Price or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Purchase Date.  Upon exercise of such option, the property of the Trust Fund shall be sold to CMMC at a price equal to the Redemption Price.

(d)

The Depositor, the Master Servicer, each Servicer, the Securities Administrator, the Trustee and the Custodian shall be reimbursed from the Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees, costs and expenses, or other amounts with respect to the Mortgage Loans that are reimbursable to such parties under this Agreement, the related Purchase and Servicing Agreement or the related Custodial Agreement.

SECTION 7.02

Procedure Upon Redemption or other Termination of Trust Fund.

(a)

Notice of any redemption and/or termination pursuant to the provisions of Section 7.01, specifying the final Distribution Date, shall be given promptly by the Securities Administrator by first class mail to Certificateholders mailed no later than the first day of the month in which the final Distribution Date shall occur.  Such notice shall specify (A) the Redemption Date and, if different, the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date shall not be applicable and that the distribution shall be made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified.  The Trustee shall give such notice to the Securities Administrator, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate or request the Securities Administrator to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)

In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall deliver any remaining funds being held by it to the Depositor and the Depositor shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)

Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

SECTION 7.03

Additional Trust Fund Termination Requirements.

(a)

Any termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Depositor exercising its option to purchase all of the Mortgage Loans pursuant to Section 7.01(c), delivers to the Trustee, an Opinion of Counsel (at the Depositor’s expense), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)

Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Depositor that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

(ii)

Any sale of the assets of the Trust Fund pursuant to Section 7.01 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

(iii)

On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)

In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)

By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Trustee, the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

SECTION 8.01

Limitation on Rights of Holders.

(a)

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)

No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal  Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 8.02

Access to List of Holders.

(a)

If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)

If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)

Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

SECTION 8.03

Acts of Holders of Certificates.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)

The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE MASTER SERVICER

SECTION 9.01

Duties of the Master Servicer; Enforcement of Servicers; and Master Servicer’s Obligations.

(a)

The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the related Purchase and Servicing Agreements, and shall use its reasonable good faith efforts to cause each Servicer duly and punctually to perform all of their respective duties and obligations thereunder. Upon the occurrence of a default of which an Authorized Officer of the Master Servicer has actual knowledge under any Purchase and Servicing Agreement, the Master Servicer shall promptly notify the Trustee in writing thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default.  So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of the Servicer under such Purchase and Servicing Agreement pursuant to the applicable provisions of such Purchase and Servicing Agreement; (ii) exercise any rights it may have to enforce such Purchase and Servicing Agreement against the related Servicer; and/or (iii) waive any such default under such Purchase and Servicing Agreement or take any other action with respect to such default as is permitted thereunder.

(b)

Upon any termination by the Master Servicer of any Servicer’s rights and powers pursuant to the related Purchase and Servicing Agreement, the rights and powers of such Servicer with respect to the Mortgage Loans serviced by it shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as servicer with respect to the Mortgage Loans serviced by such Servicer under the related Purchase and Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the related Purchase and Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person to serve as successor to such Servicer; provided, however, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer).  With such consent, the Master Servicer may elect to continue to serve as successor servicer under the related Purchase and Servicing Agreement.  Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under the related Purchase and Servicing Agreement, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the such Purchase and Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer as it and such successor servicer shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the terminated Servicer under the related Purchase and Servicing Agreement.

The Master Servicer shall pay the costs of such enforcement (including the termination of such Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the Mortgage Loans serviced by such terminated Servicer, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans serviced by a terminated Servicer, it will not assume liability for the representations and warranties of such Servicer or for the errors or omissions of such Servicer.

(c)

Upon any termination of any Servicer’s rights and powers pursuant to the related Purchase and Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded such Servicer under the related Purchase and Servicing Agreement, which notice shall also specify the name and address of any such successor servicer.

(d)

Neither the Depositor nor the Trustee shall consent to the assignment by any Servicer of its rights and obligations under the related Purchase and Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld or delayed.

SECTION 9.02

Assumption of Master Servicing by Trustee.

(a)

In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under the Purchase and Servicing Agreements entered into with respect to the Mortgage Loans or shall appoint a Fannie-Mae or FHLMC-approved servicer as successor servicer acceptable to the Depositor and the Rating Agencies.  The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if the Purchase and Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under the Purchase and Servicing Agreements accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)

The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to the Purchase and Servicing Agreements, this Agreement and the Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Purchase and Servicing Agreements and this Agreement to the assuming party.

SECTION 9.03

Representations and Warranties of the Master Servicer.

(a)

The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the laws of the New Jersey as a corporation, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)

It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement.  The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a).  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

SECTION 9.04

Compensation to the Master Servicer.

As compensation for its services hereunder, the Master Servicer shall be entitled to be retain or withdraw from the Distribution Account, (i) all investment income payable to the Master Servicer pursuant to Section 4.01(e) hereof and (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount.”  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Master Servicer shall be entitled to reimbursement from the Distribution Account for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder and under the Purchase and Servicing Agreements, as modified by the Acknowledgements (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

SECTION 9.05

Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

SECTION 9.06

Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee.  No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement.  Written notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall be entitled to resign as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement.  In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

SECTION 9.07

Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.

SECTION 9.08

Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of the Servicers except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of any servicer in this Agreement and the Purchase and Servicing Agreements.

SECTION 9.09

Indemnification; Third-Party Claims.

The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement and the Purchase and Servicing Agreements.  The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim; provided, however, that the failure to so notify the Master Servicer shall not affect the Depositor’s, the Securities Administrator’s or the Trustee’s right to indemnification hereunder except to the extent that the Master Servicer’s defense of any such claim has been materially prejudiced thereby.

ARTICLE X

REMIC ADMINISTRATION

SECTION 10.01

REMIC Administration.

(a)

REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.  The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

(c)

The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

(d)

The Securities Administrator shall prepare, and the Trustee shall sign and file, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC other than the Upper-Tier REMIC: (i) treat the accrual period for interests in such REMIC as the calendar month; (ii) account for distributions made from such REMIC as made on the first day of each succeeding calendar month; (iii) account for income under the all-OID method at the Net WAC; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to such REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such REMIC.

(e)

The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Certificateholders and the Trustee such information or reports as are required by the Code or REMIC Provisions.

(f)

To the extent within their control, the Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, the Securities Administrator, the Master Servicer nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

(g)

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)

Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)

[Reserved].

(l)

The Class A-R Holder shall act as “tax matters person” with respect to each REMIC created hereunder and the Securities Administrator shall act as agent for the Class A-R Holder in such roles, unless and until another party is so designated by the Class A-R Holder.

SECTION 10.02

Prohibited Transactions and Activities.

Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, substitution or acceptance) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

SECTION 10.03

Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder(s) of the Residual Certificates, nor for any such Losses resulting from misinformation provided by any of the foregoing parties  on which the Securities Administrator has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Purchase and Servicing Agreements or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

SECTION 10.04

REO Property.

(a)

Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Purchase and Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.

(b)

The Depositor shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value.  In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event.  If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

SECTION 10.05

Fidelity.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers and trustees.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 11.02

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

SECTION 11.03

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Purchase and Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

(b)

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such amendment is permitted hereinafter and that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)

Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

(d)

It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)

Notwithstanding anything to the contrary in any Purchase and Servicing Agreement, the Trustee shall not consent to any amendment of any Purchase and Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.  With respect to any amendment that relates to the servicing of the Mortgage Loans or a Servicer, the Trustee shall not consent to any such amendment without the prior written consent of the Master Servicer.

SECTION 11.04

Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

SECTION 11.05

Provision of Information.

(a)

For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Securities Administrator, the Master Servicer and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)

The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 6.20(c).  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)

On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

SECTION 11.06

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

SECTION 11.07

Notices.

All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, J.P Morgan Acceptance Corporation I, 270 Park Avenue, New York, New York 10017, telecopy number: (212) 834-3850, Attention: J.P. Morgan Mortgage Trust 2004-S2, (b) in the case of the Seller, J.P. Morgan Mortgage Acquisition Corp., 270 Park Avenue, New York, New York 10017, telecopy number: (212) 834-3850, Attention: J.P. Morgan Mortgage Trust 2004-S2, (c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045), telecopy number (410) 715-2380, Attention: J.P. Morgan Mortgage Trust 2004-S2 and (d) In the case of the Trustee, its Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

SECTION 11.08

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.09

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

SECTION 11.10

Headings Not To Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

SECTION 11.11

Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

SECTION 11.12

Special Notices to the Rating Agencies.

(a)

The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

(i)

any amendment to this Agreement pursuant to Section 11.03;

(ii)

any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)

the occurrence of any Event of Default described in Section 6.14;

(iv)

any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)

the appointment of any successor to any Master Servicer pursuant to Section 6.14;

(vi)

the making of a final payment pursuant to Section 7.02; and

(vii)

any termination of the rights and obligations of any Servicer under the applicable Purchase and Servicing Agreement.

(b)

All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

If to Moody’s, to:

Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007
Attention: Residential Mortgages

If to Fitch Ratings, to:

Fitch, Inc.
One State Street Plaza
New York, New York 10004
Attention: Residential Mortgages

(c)

The Securities Administrator shall make available to the Rating Agencies reports prepared pursuant to Section 4.04.  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

SECTION 11.13

Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Purchase and Servicing Agreement, the related Purchase and Servicing Agreement shall govern.

SECTION 11.14

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

SECTION 11.15

No Petitions.

The Trustee and the Master Servicer (not in its individual corporate capacity, but solely as Master Servicer hereunder), by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

J.P MORGAN ACCEPTANCE CORPORATION I,

as Depositor

By:

 /s/ Brian Simons

Name:

Brian Simons

Title:

Vice President

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

 /s/ Charles F. Pedersen

Name:

Charles F. Pedersen

Title:

Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Master Servicer

By:

 /s/ Peter J. Masterman

Name:

Peter J. Masterman

Title:

Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Securities Administrator

By:

 /s/ Peter J. Masterman

Name:

Peter J. Masterman

Title:

Vice President

Solely for purposes of Section 2.05

accepted and agreed to by:

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By:

 /s/ Brian Simons

Name:

Brian Simons

Title:

Vice President

EXHIBIT A

FORMS OF CERTIFICATES

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF

)

)

ss.:
COUNTY OF

)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.

That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.

That the Purchaser’s Taxpayer Identification Number is [           ].

3.

That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95 60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95 60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, each Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer, any Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.

That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of November 1, 2004 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, Wells Fargo Bank, N.A, as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee with respect to J.P. Morgan Mortgage Trust 2004-S2, Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.

That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.

That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.

That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee and the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.

That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

10.

That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor, the Trustee and the Certificate Registrar with an effective Internal Revenue Service Form W 8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.

The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.

That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.

That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:

Name:

Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________ 20__.

EXHIBIT C

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________

Date

Re:

J.P. Morgan Mortgage Trust 2004-S2

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:

Title:

EXHIBIT D

[RESERVED]

EXHIBIT E

LIST OF PURCHASE AND SERVICING AGREEMENTS

1.

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, Between J.P. Morgan Mortgage Acquisition Corp. and Chase Manhattan Mortgage Corporation.

2.

Flow Mortgage Loan Sale and Servicing Agreement, dated May 28, 2003 among J.P. Morgan Mortgage Acquisition Corp., Harris Trust and Savings Bank and Chase Manhattan Mortgage Corporation, as Amended by that certain Amendment No. 1, dated September 1, 2003 among J.P. Morgan Mortgage Acquisition Corp., Harris Trust and Savings Bank and Chase Manhattan Mortgage Corporation.

3.

Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of March 1, 2004, between J.P. Morgan Chase Mortgage Acquisition Corp. and Chase Manhattan Mortgage Corporation.

4.

Mortgage Loan Purchase, Warranties And Servicing Agreement, dated as of July 1, 2003, between J.P. Morgan Chase Mortgage Acquisition Corp. and Chase Manhattan Mortgage Corporation.

5.

Mortgage Loan Purchase And Warranties Agreement, dated as of December 1, 2001, between Suntrust Mortgage, Inc. and Chase Manhattan Mortgage Corporation, together with Servicing Agreement, dated as of December 1, 2001, by and between Chase Manhattan Mortgage Corporation and Suntrust Mortgage, Inc. and the Assignment, Assumption And Recognition Agreement, dated April 16, 2004 among Suntrust Mortgage, Inc., Chase Manhattan Mortgage Corporation and J.P. Morgan Mortgage Acquisition Corp.

6.

Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of April 29, 2003, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser, Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as the Sellers and all amendments thereto.

7.

Flow Master Seller’s Warranties and Servicing Agreement dated and effective as of February 24, 2004 between J.P. Morgan Mortgage Acquisition Corp. and National City Mortgage Co., as seller and servicer.

EXHIBIT F

LIST OF CUSTODIAL AGREEMENTS

8.

CUSTODIAL AGREEMENT, DATED AS OF MAY 28, 2003 AMONG J.P. MORGAN MORTGAGE ACQUISITION CORP., HARRIS TRUST AND SAVINGS BANK AND JPMORGAN CHASE BANK.

9.

FLOW CUSTODIAL AGREEMENT, DATED AS OF APRIL 23, 2004 BETWEEN J.P. MORGAN MORTGAGE ACQUISITION CORP. AND JPMORGAN CHASE BANK.

10.

CUSTODIAL AGREEMENT, dated as of July 24, 2003 among J.P. MORGAN MORTGAGE ACQUISITION CORP., CHASE MANHATTAN MORTGAGE CORPORATION and JPMORGAN CHASE BANK.

11.

CUSTODIAL AGREEMENT, dated as of April 1, 2003 made by and between J.P. MORGAN MORTGAGE ACQUISITION CORP., CENDANT MORTGAGE CORPORATION and BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST) and JPMORGAN CHASE BANK.

12.

FLOW CUSTODIAL AGREEMENT, dated as of February 1, 2004 and between J.P. MORGAN MORTGAGE ACQUISITION CORP., 270 Park Avenue, 6th Floor, New York, New York 10017, NATIONAL CITY MORTGAGE CO. and JPMORGAN CHASE BANK, 1111 Fannin Street, Houston, Texas 77002

EXHIBIT G

LIST OF LIMITED PURPOSE SURETY BONDS

1.

[_________________________________________]

EXHIBIT H

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:

J.P. Morgan Mortgage Trust 2004-S2,

Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2004 (the “Pooling and Servicing Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriter, the Certificate Registrar and the Depositor.

_________________________

[Name of Transferor]

By:

_____________________

Name:

Title:

Dated: ___________, ____

EXHIBIT I

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Dear Sirs:

In connection with our proposed purchase of $______________ principal amount of J.P. Morgan Mortgage Trust 2004-S2, Mortgage Pass-Through Certificates (the “Privately Offered Certificates”) of J.P. Morgan Acceptance Corporation I (the “Depositor”), we confirm that:

(1)

We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of November 1, 2004, by and among J.P. Morgan Acceptance Corporation I, as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer and JPMorgan Chase Bank as Securities Administrator, and Wachovia Bank, National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2)

We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3)

We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)

We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)

We have received such information as we deem necessary in order to make our investment decision.

(6)

If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

You and the Certificate Registrar are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

___________________________

[Purchaser]

By:

_____________________

Name:

Title:

EXHIBIT J

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.

The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95 60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95 60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor, the Securities Administrator or any Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

3.

The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of November 1, 2004 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer and JPMorgan Chase Bank as Securities Administrator, and Wachovia Bank, National Association, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

_________________________

[Investor]

By:

____________________

Name:

Title:

ATTEST:

___________________________

STATE OF

)

)

ss.:

COUNTY OF

)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

__________________________________

NOTARY PUBLIC

My commission expires the

_____ day of __________ 20___.

EXHIBIT K

FORM OF LETTER OF REPRESENTATIONS
WITH THE DEPOSITORY TRUST COMPANY

[On File with Securities Administrator]

EXHIBIT L

FORM OF CUSTODIAN CERTIFICATION

J.P. Morgan Acceptance Corporation I
270 Park Avenue
New York, New York 10017

U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, MN 55107
Attn:  Corporate Trust Structured Finance
J.P. Morgan Mortgage Trust 2004-S2

RE:

J.P. Morgan Mortgage Trust 2004-S2, Mortgage Pass-Through Certificates

Ladies and Gentlemen:

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2004 (the “Pooling and Servicing Agreement”), among J.P. Morgan Acceptance Corporation I, as depositor, Wells Fargo Bank, N.A., as master servicer and as securities administrator, and U.S. Bank National Association, as trustee.  Capitalized terms used but not defined herein shall have the meanings provided in the Pooling and Servicing Agreement.

In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, the undersigned, as the Custodian, hereby certifies that, as to each Mortgage Loan listed on the Mortgage Loan Schedule, it has reviewed the Trustee Mortgage File and has determined that except as set forth in the attached exception report (a) all documents required to be delivered to it pursuant to Section 2.01 (a) (i) through (ix) of the Pooling and Servicing Agreement are in its possession; provided, that the Custodian has no obligation to verify the receipt of any documents the existence of which was not made known to the Custodian by the Trustee Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary (except as set forth in Section 2.01 of the Pooling and Servicing Agreement); (b) such documents have been reviewed by it (the “Verified Information”) and appear regular on their face and to relate to such Mortgage Loans; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; (c) based upon its examination, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects, within permitted tolerances, the Verified Information with respect to each Mortgage Loan; and (d) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 2.01 of the Pooling & Servicing Agreement.

JPMORGAN CHASE BANK, N.A., as Custodian

By:  _________________________________

Name:

Title:

EXHIBIT M

FORM OF INDEPENDENT ACCOUNTANTS’ REPORT

We have examined management’s assertion, included in the accompanying Management's Assertion Concerning Compliance with Wells Fargo Bank, N.A., (“WFBNA”) Minimum Master Servicing Standards, that WFBNA has complied with the minimum master servicing standards in their role as Master Servicer as of and for the year ended December 31, 20[___].  Such assertions were examined relating to those series of certificates included in the attached Exhibit 1.  Management is responsible for WFBNA’s compliance with those minimum master servicing standards.  Our responsibility is to express an opinion on management’s assertion about WFBNA’s compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about WFBNA’s compliance with their minimum master servicing standards and performing such other procedures as we considered necessary in the circumstances.  Series of certificates subject to such procedures were selected using sampling methods, and, accordingly, we make no representations that our examination procedures were performed on a specific series of certificates as listed in the attached Exhibit 1.  We believe that our examination provides a reasonable basis for our opinion.  Our examination does not provide a legal determination on WFBNA’s compliance with their minimum master servicing standards.

In our opinion, management’s assertion that WFBNA complied with the aforementioned minimum master servicing standards as of and for the year ended December 31, 20[___], is fairly stated, in all material respects.

Report Date, 20[_____]

Wells Fargo Bank, N.A.

Exhibit 1

Pool Number

Series Name

1000

[______]

1001

[______]

Management's Assertion Concerning Compliance with

Wells Fargo Bank, N.A. Minimum Master Servicing Standards

Report Date, 20[____]

[______]

For the year ended December 31, 20[____], Wells Fargo Bank, N.A. (“WFBNA”) has complied in all material respects with our minimum master servicing standards set forth below for those loans serviced for others under servicing arrangements.  Direct servicing functions are performed by various servicers.

Our minimum standards are:

I.

RECONCILIATIONS

A.

Reconciliations shall be prepared on a monthly basis for all Certificate Accounts. These reconciliations shall:

1)

Be mathematically accurate.

2)

Be prepared within forty-five (45) calendar days after each Certificate Account’s statement cutoff date

3)

Be reviewed and approved by someone other than the person who prepared the reconciliation, and document explanations for reconciling items.

B.

Reconciling items shall be resolved within one-hundred eighty (180) calendar days of their original identification.

C.

Each certificate account shall be maintained as prescribed by applicable pooling and servicing agreements.

II.

SERVICER REMITTANCES

A.

Remittances for mortgage payments and payoffs received from servicers shall be deposited into the applicable certificate account within one business day of receipt.

B.

Remittances from servicers shall be reconciled to applicable loan records maintained by WFBNA during the appropriate accounting cycle.

C.

Reconciliations shall be performed monthly for each servicer remittance.  These reconciliations shall:

1)

Be mathematically accurate.

2)

Be prepared within thirty (30) calendar days after the cutoff date.

III.

DISBURSEMENTS

A.

Disbursements to trustees, paying agents, and investors shall be made in accordance with the applicable pooling and servicing agreements and/or the prospectus indicating how cash flows are to be allocated.

B.

Disbursements from the certificate accounts for amounts remitted to trustees, paying agents and investors, per our monthly reports to those entities, shall agree with the bank statements for the clearing accounts.

C.

Only permitted withdrawals, per the applicable pooling and servicing agreements, shall be   made from the certificate accounts.

D.

Disbursements to trustees, paying agents and investors from certificate accounts, made via wire transfer, shall be made only by authorized personnel.

IV.

INVESTOR ACCOUNTING AND REPORTING

A.

Statements to the trustees, paying agents and investors shall be provided with each monthly distribution, in accordance with applicable pooling and servicing agreements, detailing the applicable distribution activity and effect on the unpaid principal balance of the mortgage loans.

V.

MORTGAGOR LOAN ACCOUNTING

A.

Loan records maintained by WFBNA shall agree with, or reconcile to, the mortgage loan records maintained by the servicer with respect to unpaid principal balance on a monthly basis.

VI.

DELIQUENCIES

A.

Reports from servicers identifying delinquent loans shall be received and reviewed monthly.  The number and aggregate principal balances of delinquent mortgage loans contained in these reports shall be included in our monthly statements to the trustees, paying agents and investors

VII.

INSURANCE POLICIES

As of and for this same period, a fidelity bond in the amount of $[__________________] and a mortgage impairment/mortgagees errors and omissions and professional liability insurance policy in the amount of $[__________________], was in effect.

[Signature of WFBNA officer]

Name: [Name of WFBNA officer]

Title: [Title of WFBNA officer]

SCHEDULE A

MORTGAGE LOAN SCHEDULE

[On File]